Registration File Nos. 333-104218 and 811-21328

As filed with the Securities and Exchange Commission on April 29, 2011

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 20	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 22

(Check appropriate box or boxes)

SMA RELATIONSHIP TRUST

(Exact Name of Registrant as Specified in Charter)

One North Wacker Drive, Chicago, Illinois 60606

(Address of Principal Executive Offices)  (Zip Code)

(212) 713-3000

(Registrant’s Telephone Number, including Area Code)

Mark F. Kemper, Esq.

UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606

(Name and Address of Agent for Service of Process)

With Copies to:

Bruce G. Leto, Esq.

Stradley, Ronon, Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Approximate Date of Proposed Public Offering:   As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☐            immediately upon filing pursuant to paragraph (b) of Rule 485

☒           on April 30, 2011 pursuant to paragraph (b) of Rule 485

☐            60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐            on (date) pursuant to paragraph (a)(1) of Rule 485

☐            75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐            on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SMA Relationship Trust

Prospectus

Series A
Series G
Series S
Series M
Series T

Prospectus

April 30, 2011

This prospectus contains information about shares of Series A, Series G, Series S, Series M and Series T (each a "Fund" and, collectively, the "Funds"), each a series of SMA Relationship TrustSM (the "Trust"). Each Fund has one class of shares. Each Fund is used exclusively for separately managed accounts advised or sub-advised by UBS Global Asset Management (Americas) Inc. or its affiliates.

Series M is not an appropriate investment for tax-advantaged accounts.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved the Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

SMA Relationship TrustSM and SMA*RT SharesSM are service marks of UBS AG.

Not FDIC Insured. May lose value. No bank guarantee.

SMA Relationship Trust

Contents

The funds

What every investor should know about the funds

Fund summaries

Series A	1

Series G	9

Series S	13

Series M	17

Series T	23

More information about the funds

Series A—Investment objective, strategies, securities selection and risks	30

Series G—Investment objective, strategies, securities selection and risks	37

Series S—Investment objective, strategies, securities selection and risks	40

Series M—Investment objective, strategies, securities selection and risks	43

Series T—Investment objective, strategies, securities selection and risks	47

Your investment

Information for managing your fund account

Managing your fund account	53

—Buying shares

—Selling shares

—Pricing and valuation

Additional information

Additional important information about the funds

Management	57

Disclosure of portfolio holdings	61

Dividends and taxes	62

Financial highlights	65

Where to learn more about the funds	Back cover

Please find the Funds' privacy notice inside the back cover of this prospectus.

The funds are not a complete or balanced investment program.

UBS Global Asset Management

Series A

Fund summary

Investment objective

Maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is used only for investors who are clients of a wrap fee program or certain other programs advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or "Advisor") or its affiliates. Clients pay a wrap fee or a similar fee to participate in such programs.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees[1]	0.00%
Distribution and/or service (12b-1) fees	0.00
Other expenses	0.00
Acquired fund fees and expenses (Underlying Fund expenses)	0.07
Total annual fund operating expenses[2]	0.07

1  The Advisor does not charge the Fund a fee for its advisory services and pays all ordinary operating expenses, excluding extraordinary expenses and any acquired fund fees and expenses, incurred by the Fund. The Fund is part of a wrap fee program or other program advised or sub-advised by UBS Global AM or its affiliates, clients of which often pay a single aggregate fee to the program sponsor for all costs and expenses of the program (including investment management, custody and portfolio execution fees). You are strongly encouraged to read carefully the wrap fee brochure or other disclosures provided to you in connection with the program account.

2  Since the "Acquired fund fees and expenses (Underlying Fund expenses)" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial Highlights.

UBS Global Asset Management

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Series A	$7	$23	$40	$90

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

Principal strategies
Principal investments

The Fund is designed to augment the overall asset class exposure of individual securities held in a managed account by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The Fund may invest directly in securities of a particular market and/or indirectly in securities of a particular market by investing in shares of the open-end investment companies advised by UBS Global AM ("Underlying Funds"). The Fund does not pay fees in connection with its investment in the Underlying Funds, but may pay expenses associated with such investments. The Fund is a non-diversified fund.

Investments by the Fund or Underlying Funds in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed income securities may include issuers in both developed (including the United States) and emerging markets. The Fund's fixed income investments may reflect a broad range of investment maturities, credit qualities and sectors, including high yield (lower-rated) securities and convertible debt securities.

Investments by the Fund or Underlying Funds in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed nations (including the United States) and emerging markets. Equity investments may include securities of companies of any capitalization size.

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In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions.

The Fund or an Underlying Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of its investment strategies. The derivatives in which the Fund or an Underlying Fund may invest include options, futures, forward agreements, swap agreements (specifically, interest rate, total return, currency and credit default swaps) and credit-linked securities. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund or the Underlying Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Options on indices, futures on indices, forward agreements, interest rate swaps, total return swaps, credit default swaps and credit-linked securities may also be used to adjust the Fund's or the Underlying Fund's portfolio duration. Any of the derivatives listed above may be used to achieve a negative portfolio duration. The Fund or an Underlying Fund also may sell securities short as part of its investment strategy.

Under certain market conditions, the Fund or an Underlying Fund may invest in companies at the time of their initial public offering ("IPO"). To the extent permitted by the Investment Company Act of 1940, as amended, the Fund may borrow money from banks to purchase investments for the Fund.

Management process

The Fund is a multi-asset fund. Asset allocation decisions are tactical, based upon the Advisor's assessment of valuations and prevailing market conditions in the United States and abroad. In determining the asset allocation of the Fund, the Advisor may utilize fundamental valuation and market behavior indicators to construct the Fund's portfolio.

With respect to the Advisor's selection of specific equity securities for inclusion in the Fund's or an Underlying Fund's equity asset classes, the Advisor may utilize fundamental valuation and growth-oriented strategies.

In selecting equity securities for the Fund or an Underlying Fund using the fundamental valuation process, the Advisor selects securities whose fundamental values (the Advisor's assessment of what a security is worth) it believes are greater than what is reflected in market prices. A stock with a market price below its assessed fundamental value would be considered a long candidate for inclusion in the Fund's or an Underlying Fund's portfolio. A stock with a market price above its assessed fundamental value would be considered a short candidate for inclusion in the Fund's or an Underlying Fund's portfolio.

Under certain circumstances the Advisor also may utilize growth-oriented strategies within its equity asset classes for a portion of the allocation. In selecting growth equities, the Advisor seeks to invest in

UBS Global Asset Management
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companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the specific risks of investing in the Fund and the Underlying Funds.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Government securities risk: There are different types of US government securities with different levels of credit risk, including risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

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Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Asset allocation risk: The risk that the Fund may allocate assets to an asset category that performs poorly relative to other asset categories.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

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Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the Fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Leverage risk associated with borrowing: The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund would be less than if borrowing were not used.

Investing in other funds risks: The Fund's investment performance is affected by the investment performance of the Underlying Funds in which the Fund may invest. Through its investment in the Underlying Funds, the Fund is subject to the risks of the Underlying Funds' investments and subject to the Underlying Funds' expenses.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

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Performance
Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns (before and after taxes) compare with the returns of a broad measure of market performance. An additional index, the MSCI World Free Index (net), shows how the Fund's performance compares to an index that is designed to measure the equity market performance of developed markets. An additional index, the US Consumer Price Index (CPI), shows how the Fund's performance compares to monthly data on changes in the prices paid by urban consumers. Life of Fund inception date of the indices in the average annual total returns table is March 31, 2008, which is the nearest month-end to the Life of Fund inception date. Indices reflect no deduction for fees, expenses or taxes, except for the MSCI World Free Index (net) which reflects no deductions for fees and expenses. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Total return (2009 is the Fund's first full year of operation)

Total return January 1 – March 31, 2011: (0.60)%
Best quarter during calendar years shown: 2Q 2009: 17.80%
Worst quarter during calendar years shown: 1Q 2009: (9.62)%

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Average annual total returns (for the periods ended December 31, 2010)

	1 year	Life of Fund
Series A shares (inception date: 4/02/2008)
Return before taxes	(0.37)%	(1.21)%
Return after taxes on distributions	(0.84)	(4.26)
Return after taxes on distributions and sale of fund shares	0.04	(2.54)
BofA Merrill Lynch US Treasury 1-5 Year Index	3.61	3.15
MSCI World Free Index (net)	11.76	(1.96)
US Consumer Price Index (CPI)	1.50	0.95

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Curt Custard, portfolio manager of the Fund since its inception.

•  Andreas Koester, portfolio manager of the Fund since 2009.

•  Jonathan Davies, portfolio manager of the Fund since 2009.

•  Phillip Torres, portfolio manager of the Fund since 2010.

Purchase & sale of Fund shares

There are no minimum investment requirements for shareholders since decisions as to whether or not to invest assets of a separately managed account in the Fund will be made by the Advisor. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange is open through a financial advisor. In addition, shares will be redeemed when you terminate your managed account.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Series G

Fund summary

Investment objective

Provide long-term capital appreciation.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is used only for investors who are clients of a wrap fee program or certain other programs advised or sub-advised by UBS Global AM or its affiliates. Clients pay a wrap fee or a similar fee to participate in such programs.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees[1]	0.00%
Distribution and/or service (12b-1) fees	0.00
Other expenses[2]	0.00
Total annual fund operating expenses[2]	0.00

1  The Advisor does not charge the Fund a fee for its advisory services and pays all ordinary operating expenses, excluding extraordinary expenses and any acquired fund fees and expenses, incurred by the Fund. The Fund is part of a wrap fee program or other program advised or sub-advised by UBS Global AM or its affiliates, clients of which often pay a single aggregate fee to the program sponsor for all costs and expenses of the program (including investment management, custody and portfolio execution fees). You are strongly encouraged to read carefully the wrap fee brochure or other disclosures provided to you in connection with the program account.

2  "Other expenses" and "Total annual fund operating expenses" include "Acquired fund fees and expenses" which are estimated to be less than 0.01% of the average net assets of the Fund for the current fiscal year.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Series G	$0[1]	$0[1]

1  Amount represents less than $1.

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal strategies
Principal investments

The Fund maintains a global portfolio by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The Fund invests primarily in securities from developed countries (outside of the US), but also may invest up to 15% of its net assets in emerging markets securities. The Fund may invest in equity securities issued by companies with any market capitalization.

Equity securities include common stock, shares of collective trusts, investment companies and exchange traded funds ("ETFs"), shares of real estate investment trusts (REITs), preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include options, futures, forward agreements, swap agreements (specifically, interest rate, currency and equity swaps), equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, equity participation notes and equity linked notes may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

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Management process

The Advisor uses an active, bottom-up, growth approach to manage the Fund. The Advisor seeks to build a diversified portfolio of securities by typically investing in 75 to 125 of the best growth companies that the Advisor expects to exceed market expectations for earnings growth in their respective markets.

The Advisor's research process sets out to identify sustainable positive fundamental changes in companies and to evaluate the risks inherent in such companies. In selecting securities for the Fund, the Advisor will use both quantitative and fundamental qualitative analysis. The quantitative analysis focuses on growth and momentum-oriented factors such as relative stock price strength, favorable earnings revisions and superior earnings growth prospects. The Advisor's fundamental qualitative analysis of companies focuses on identifying the drivers of change, the sustainability of growth and the related risk and includes industry analyses, distribution/supply change analyses, corporate/capital structure analyses, stock catalyst analyses and a company's relative strengths and weaknesses.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the specific risks of investing in the Fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and

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management risks. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Vincent Willyard, portfolio manager of the Fund since its inception.

Purchase & sale of Fund shares

There are no minimum investment requirements for shareholders since decisions as to whether or not to invest assets of a separately managed account in the Fund will be made by the Advisor. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange is open through a financial advisor. In addition, shares will be redeemed when you terminate your managed account.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Series S

Fund summary

Investment objective

Maximize total return, consisting of capital appreciation and current income, while controlling risk.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is used only for investors who are clients of a wrap fee program or certain other programs advised or sub-advised by UBS Global AM or its affiliates. Clients pay a wrap fee or similar fee to participate in such programs.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees[1]	0.00%
Distribution and/or service (12b-1) fees	0.00
Other expenses[2]	0.00
Total annual fund operating expenses[2]	0.00

1  The Advisor does not charge the Fund a fee for its advisory services and pays all ordinary operating expenses, excluding extraordinary expenses and any acquired fund fees and expenses, incurred by the Fund. The Fund is part of a wrap-fee program or other program advised or sub-advised by UBS Global AM or its affiliates, clients of which often pay a single aggregate fee to the program sponsor for all costs and expenses of the program (including investment management, custody and portfolio execution fees). You are strongly encouraged to read carefully the wrap fee brochure or other disclosures provided to you in connection with the program account.

2  "Other expenses" and "Total annual fund operating expenses" include "Acquired fund fees and expenses" which are estimated to be less than 0.01% of the average net assets of the Fund for the current fiscal year.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Series S	$0[1]	$1

1  Amount represents less than $1.

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal strategies
Principal investments

The Fund primarily invests in equity securities of US small capitalization companies. Small capitalization companies are companies with market capitalizations of $3 billion or less at the time of purchase. However, the Fund may invest a portion of its assets in securities outside this range.

Equity securities include dividend-paying securities, common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights and warrants.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include options, futures, forward agreements and swap agreements (specifically, interest rate and equity swaps). All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Management process

The Advisor selects for the Fund those small capitalization equity securities that appear to be undervalued based upon internal research and proprietary valuation systems. The Advisor's research focuses on several levels of analysis, including understanding wealth shifts that occur within the equity market and researching individual companies.

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In deciding which stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental values. In deciding whether to buy a company for the Fund, the Advisor quantifies its expectations of a company's ability to generate profit and to grow business into the future; calculates an expected rate of return from the investment in order to estimate intrinsic value; and compares the estimated intrinsic value to observed market price and ranks the company against other stocks accordingly. The Advisor looks for companies with strong management teams, significant competitive strengths in growing markets and strong financial positions.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the specific risks of investing in the Fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

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Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Wilfred Talbot, portfolio manager of the Fund since its inception.

Purchase & sale of Fund shares

There are no minimum investment requirements for shareholders since decisions as to whether or not to invest assets of a separately managed account in the Fund will be made by the Advisor. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange is open through a financial advisor. In addition, shares will be redeemed when you terminate your managed account.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Series M

Fund summary

Investment objective

Total return consisting of capital appreciation and current income exempt from federal income tax.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is used only for investors who are clients of a wrap fee program or certain other programs advised or sub-advised by UBS Global AM or its affiliates. Clients pay a wrap fee or similar fee to participate in such programs.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees[1]	0.00%
Distribution and/or service (12b-1) fees	0.00
Other expenses[2]	0.00
Total annual fund operating expenses[2]	0.00

1  The Advisor does not charge the Fund a fee for its advisory services and pays all ordinary operating expenses, excluding extraordinary expenses and any acquired fund fees and expenses, incurred by the Fund. The Fund is part of a wrap-fee program or other program advised or sub-advised by UBS Global AM or its affiliates, clients of which often pay a single aggregate fee to the program sponsor for all costs and expenses of the program (including investment management, custody and portfolio execution fees). You are strongly encouraged to read carefully the wrap fee brochure or other disclosures provided to you in connection with the program account.

2  "Other expenses" and "Total annual fund operating expenses" include "Acquired fund fees and expenses" which were less than 0.01% of the average net assets of the Fund.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Series M	$0[1]	$1	$1	$2

1  Amount represents less than $1.

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in an increase in the portion of the Fund's capital gains that are realized for tax purposes in any given year (which would increase the Fund's taxable distributions in that year). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 116% of the average value of its portfolio.

Principal strategies
Principal investments

The Fund normally invests substantially all its assets in municipal bonds, which are bonds and similar securities issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities that are exempt from federal income tax. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in securities that pay income exempt from federal income tax. The Fund normally invests at least 65% of its total assets in investment grade municipal bonds, but it also invests, to a lesser extent, in treasury securities and lower rated bonds. The Fund is a non-diversified fund.

The Fund's target duration will be similar to the option-adjusted duration of the Barclays Capital Municipal Bond Index , which was 8.4 years as of March 31, 2011. The Fund may invest in bonds of any maturity or duration. The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments as part of the Fund's investment strategies to adjust its portfolio duration. The derivatives in which the Fund may invest include interest rate futures contracts, interest rate swaps, treasury futures and interest rate lock transactions.

Management process

The Advisor employs a disciplined investment process implementing three key decisions: duration/yield curve positioning (i.e., interest rate forecasting and maturity allocation), sector allocation and security selection. Duration decisions are derived through monitoring five key economic variables: monetary policy,

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level of economic activity, inflation, real estate rates and market psychology. UBS Global AM's sector allocation strategy examines relative value by analyzing historical valuations, current fundamentals, and future trends through in-depth research. Once the relationships between these sectors have been established, the final decision of security selection is made by portfolio managers with substantial input from the UBS Global AM team, which constantly monitors the municipal market.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Political risk: The Fund's investments may be significantly affected by political changes, including legislative proposals that may make municipal bonds less attractive in comparison to taxable bonds or other types of investments.

Related securities concentration risk: Because the Fund may invest more than 25% of its net assets in municipal bonds that are issued to finance similar projects, economic, business, or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector.

Tax liability risk: Tax liability risk is the risk of noncompliant conduct by a municipal bond issuer, resulting in distributions by the Fund being taxable to shareholders as ordinary income.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance
Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns (before and after taxes) compare with the returns of a broad measure of market performance. The index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Total return (2004 is the Fund's first full calendar year of operation)

Total return January 1 – March 31, 2011: 0.46%
Best quarter during calendar years shown: 3Q 2009: 5.85%
Worst quarter during calendar years shown: 4Q 2010: (3.98)%

Average annual total returns (for the periods ended December 31, 2010)

	1 year	5 years	Life of Fund
Series M shares (inception date: 10/08/2003)
Return before taxes	1.52%	3.57%	3.76%
Return after taxes on distributions	1.52	3.55	3.74
Return after taxes on distributions and sale of fund shares	2.32	3.66	3.78
Barclays Capital Municipal Bond Index	2.37	4.09	4.26

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Elbridge Gerry, portfolio manager of the Fund since its inception.

Purchase & sale of Fund shares

There are no minimum investment requirements for shareholders since decisions as to whether or not to invest assets of a separately managed account in the Fund will be made by the Advisor. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange is open through a financial advisor. In addition, shares will be redeemed when you terminate your managed account.

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Tax information

Most distributions you receive from the Fund will consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

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Series T

Fund summary

Investment objective

Maximize total return, consisting of income and capital appreciation.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is used only for investors who are clients of a wrap fee program or certain other programs advised or sub-advised by UBS Global AM or its affiliates. Clients pay a wrap fee or a similar fee to participate in such programs.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees[1]	0.00%
Distribution and/or service (12b-1) fees	0.00
Other expenses	0.00
Acquired fund fees and expenses (Underlying Fund expenses)	0.07
Total annual fund operating expenses[2]	0.07

1  The Advisor does not charge the Fund a fee for its advisory services and pays all ordinary operating expenses, excluding extraordinary expenses and acquired fund fees and expenses, incurred by the Fund. The Fund is part of a wrap-fee program or other program advised or sub-advised by UBS Global AM or its affiliates, clients of which often pay a single aggregate fee to the program sponsor for all costs and expenses of the program (including investment management, custody and portfolio execution fees). You are strongly encouraged to read carefully the wrap fee brochure or other disclosures provided to you in connection with the program account.

2  Since the "Acquired Fund Fees and Expenses (Underlying Fund Expenses)" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Series T	$7	$23	$40	$90

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 276% of the average value of its portfolio.

Principal strategies
Principal investments

The Fund is designed to augment the overall asset class exposure of individual securities held in a managed account by investing in securities and financial instruments to gain exposure to certain sectors of the fixed income market. The Fund may invest directly in such securities and financial instruments and/or indirectly in such securities and financial instruments by investing in shares of the open-end investment companies advised by UBS Global AM ("Underlying Funds"). The Fund does not pay fees in connection with its investment in the Underlying Funds, but may pay expenses associated with such investments.

Investments by the Fund or Underlying Funds in fixed income securities may include, but are not limited to, debt securities of the US government, its agencies and instrumentalities, obligations of international governments or supranational entities, their agencies and instrumentalities, corporate debt securities of US and non-US issuers, inflation protected securities and convertible securities. The Fund or an Underlying Fund may also invest in asset-backed securities, mortgage-related securities and mortgage-backed securities, including those created by governmental and non-governmental entities. These securities can be of any maturity, but generally will have an initial maturity of more than one year. The Fund may invest in non-dollar denominated debt securities.

The Fund generally invests in investment grade securities or Underlying Funds that invest in investment grade securities. The Fund may also invest up to 40% of its net assets in any combination of non-investment grade, high yield securities and emerging markets fixed income securities (or Underlying Funds that invest in such securities), provided that no more than 20% of its net assets may be invested in

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developed market high yield securities and no more than 20% of its net assets may be invested in emerging market securities. In addition, the Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company.

The Fund or an Underlying Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of its investment strategies. The derivatives in which the Fund or an Underlying Fund may invest include options, futures, forward agreements, swap agreements (specifically, interest rate, total return, currency and credit default swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund or the Underlying Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; to establish net short positions for individual sectors, markets, currencies or securities; or to adjust the Fund's or an Underlying Fund's portfolio duration.

Management process

The Advisor's investment style is focused on investment fundamentals, which the Advisor believes determine and describe future cash flows that define long term investment value. To implement this style, the Advisor purchases securities for the Fund or an Underlying Fund by using active asset allocation strategies across fixed income markets and active security selection within each market. In analyzing the relative attractiveness of sectors and securities, the Advisor considers duration; yield; potential for capital appreciation; current credit quality as well as possible credit upgrades or downgrades; narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities; and, for mortgage-related and asset-backed securities, anticipated changes in average prepayment rates. The Advisor emphasizes those fixed income market sectors, and selects those securities that appear to be most undervalued relative to their yields and potential risks.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the specific risks of investing in the Fund and the Underlying Funds.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

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Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Extension risk: When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Mortgage-backed securities risk: Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Fund's returns. In addition, investments in mortgage-backed securities, especially non-government sponsored mortgage-backed securities, may be subject to a higher degree of credit risk, valuation risk and liquidity risk than various other types of fixed income securities.

Asset-backed securities risk: Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds or other credit enhancements.

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Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Investing in other funds risk: The Fund's investment performance is affected by the investment performance of the Underlying Funds in which the Fund may invest. Through its investment in the Underlying Funds, the Fund is subject to the risks of the Underlying Funds' investments and subject to the Underlying Funds' expenses.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance
Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns (before and after taxes) compare with the returns of a broad measure of market performance. The additional index, the Barclays Capital MBS Fixed Rate Index, shows how the Fund's performance compares to a group of securities that aligns with a portion of the Fund's portfolio.

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Indices reflect no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Total return (2004 is the Fund's first full calendar year of operation)

Total return January 1 – March 31, 2011: 1.23%
Best quarter during calendar years shown: 3Q 2009: 5.85%
Worst quarter during calendar years shown: 4Q 2008: (17.65)%

Average annual total returns (for the periods ended December 31, 2010)

	1 year	5 years	Life of Fund
Series T shares (inception date: 10/09/2003)
Return before taxes	10.08%	(7.47)%	(4.22)%
Return after taxes on distributions	6.98	(10.14)	(6.60)
Return after taxes on distributions and sale of fund shares	6.50	(7.48)	(4.62)
Barclays Capital US Credit Index	8.47	5.98	5.44
Barclays Capital MBS Fixed Rate Index	5.37	6.34	5.62

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Michael Dow, portfolio manager of the Fund since 2008.

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Purchase & sale of Fund shares

There are no minimum investment requirements for shareholders since decisions as to whether or not to invest assets of a separately managed account in the Fund will be made by the Advisor. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange is open through a financial advisor. In addition, shares will be redeemed when you terminate your managed account.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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SMA Relationship Trust

More information about the Funds—Series A

Investment objective, strategies, securities selection and risks

Fund objective

Maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

The Fund is used exclusively for separately managed accounts advised or sub-advised by the Fund's investment advisor, UBS Global AM, or its affiliates. The Fund provides exposure to the global equity, global fixed income and cash equivalents markets, including global currencies, and is designed to augment the overall asset class exposure of individual securities held in a managed account.

The Fund seeks to achieve its investment objective by investing in securities and financial instruments to gain exposure to such markets. The Fund may invest directly in securities of a particular market and/or indirectly in securities of a particular market by investing in shares of open-end investment companies advised by the Advisor (the "Underlying Funds"). The Fund does not pay fees in connection with its investment in the Underlying Funds, but may pay expenses associated with such investments. The Fund is a non-diversified fund.

Investments by the Fund or Underlying Funds in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed income securities may include issuers in both developed (including the United States) and emerging markets. The Fund's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including high yield (lower-rated) securities and convertible debt securities.

Investments by the Fund or Underlying Funds in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed nations (including the United States) and emerging markets. Equity investments may include securities of companies of any capitalization size.

In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions.

The Fund or an Underlying Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indices. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), and credit-linked securities.

The Fund or an Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure

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SMA Relationship Trust

More information about the Funds—Series A

to certain markets. The Fund or an Underlying Fund may invest in derivatives to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Fund or an Underlying Fund may establish net short or net long positions for individual markets, currencies and securities. The Fund or an Underlying Fund may also sell securities short as part of its investment strategy.

Under certain market conditions, the Fund or an Underlying Fund may invest in companies at the time of their initial public offering ("IPO").

To the extent permitted by the 1940 Act, the Fund may borrow money from banks to purchase investments for the Fund. The Fund will adhere to the SEC's asset coverage requirements for all such borrowings.

More about short sales. When the Fund or an Underlying Fund takes a long position in a security, the Advisor purchases the security outright for its portfolio. When the Fund or an Underlying Fund takes a short position in a security, the Advisor sells a security that the Fund or Underlying Fund does not own at the current market price and delivers to the buyer a security that it has borrowed. To complete or close out the short sale transaction, the Fund or Underlying Fund buys the same security in the market and returns it to the lender. The Fund or Underlying Fund makes money when the market price of the security goes down after the short sale. Conversely, if the price of the security goes up after the sale, the Fund or Underlying Fund will lose money because it will have to pay more to replace the borrowed security than it received. Until the Fund or Underlying Fund replaces the borrowed security, it is required to maintain during the period of the short sale the short sale proceeds that the broker holds (which may be invested in equity securities) and any additional assets the lending broker requires as collateral. The Fund or Underlying Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. The Fund or Underlying Fund is also required to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan.

The Fund's or Underlying Fund's ability to fully implement its investment strategy may also be affected by the Advisor's written procedures designed to address potential conflicts that exist where the Advisor manages both long-only and long/short accounts and/or funds. For example, the Advisor restricts short sales in excess of a stated amount of the average daily trading volume of a stock if the Advisor deems it may negatively impact the market and drive down the price of a security that is also held in the Advisor's long only accounts and/or funds. In addition, the Advisor's procedures require short sales to be executed after long-only sell orders in the same stock if the long-only sell orders are in excess of a stated number of shares. This procedure may delay the short sales and therefore the price at which the short sale is executed. Therefore, the price may be lower than had the long-only order not taken precedence, and the potential benefit of the short sale would be reduced.

Securities selection

The Fund is a multi-asset fund. The asset classes in which the Fund may invest include, but are not limited to, the following: US equities, non-US equities, emerging market equities, US fixed income, non-US fixed income, emerging market debt, high yield fixed income and cash equivalents.

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Investments also may be made in selected sectors of these asset classes. Asset allocation decisions are tactical, based upon the Advisor's assessment of valuations and prevailing market conditions in the United States and abroad. Exposure to such asset classes is obtained by either directly investing in securities in a certain asset class or by investing in Underlying Funds that primarily focus on a certain asset class. In determining the asset allocation of the Fund, the Advisor may utilize fundamental valuation and market behavior indicators to construct the Fund's portfolio.

With respect to the Advisor's selection of specific equity securities for inclusion in the Fund's or an Underlying Fund's equity asset classes, the Advisor may utilize fundamental valuation and growth-oriented strategies.

In selecting equity securities for the Fund or an Underlying Fund using the fundamental valuation process, the Advisor selects securities whose fundamental values it believes are greater than what is reflected in market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below its assessed fundamental value would be considered a long candidate for inclusion in the Fund's or Underlying Fund's portfolio. A stock with a market price above its assessed fundamental value would be considered a short candidate for inclusion in the Fund's or Underlying Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Under certain circumstances the Advisor may utilize growth-oriented strategies within its equity asset classes for a portion of the allocation; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Fund or Underlying Fund.

In selecting growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics, including earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive security price momentum. The Advisor expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific

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More information about the Funds—Series A

debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will decrease by approximately 3%. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's and an Underlying Fund's risk is carefully monitored with consideration given to the risk generated by individual position, sector, country and currency views.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund and the Underlying Funds are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Credit risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (Standard & Poor's Ratings Group ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below may have increased risks of default. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

•  Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different

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relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Limited capitalization risk—The risk that investments in small and medium capitalization size companies may be more volatile than investments in larger companies, as small and medium capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  IPOs risk—Companies involved in initial IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Asset allocation risk—The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

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•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Short sales risk—There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the Fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

•  Leverage risk—The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money

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to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund will be less than if borrowing were not used. Derivatives that the Fund may use may also create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivative instruments.

•  Investing in other funds risks—The investment performance of the Fund is affected by the investment performance of the Underlying Funds in which the Fund invests. Through its investment in the Underlying Funds, the Fund is subject to the risks of the Underlying Funds' investments and subject to the Underlying Funds' expenses.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. In addition, while it is the intent of the Advisor to take long positions in securities that are undervalued and are expected to subsequently outperform the market and short positions in securities that are overvalued and are expected to underperform the market, in various market conditions, there is no assurance that the Advisor will be successful in its selection process.

Other information

Commodity pool operator exemption. The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Portfolio turnover. Although the Fund does not expect to engage in frequent trading (high portfolio turnover), Underlying Funds in which the Fund may invest may engage in frequent trading in order to achieve their investment objectives.

Frequent trading may increase the portion of an Underlying Fund's capital gains that are recognized for tax purposes in any given year. This, in turn, would increase the Fund's distributions for that year. Frequent trading also may increase the portion of an Underlying Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term gains than they would pay on distributions that represent long-term gains. Underlying Funds do not restrict the frequency of trading in order to limit expenses or the tax effect that the Fund's distributions may have on shareholders.

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More information about the Funds—Series G

Investment objective, strategies, securities selection and risks

Fund objective

Provide long-term capital appreciation.

Principal investment strategies

The Fund is used exclusively for separately managed accounts advised or sub-advised by the Fund's investment advisor, UBS Global AM, or its affiliates.

The Fund maintains a global portfolio by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The Fund invests primarily in securities from developed countries (outside of the US), but also may invest up to 15% of its net assets in emerging markets securities. The Fund may invest in equity securities issued by companies with any market capitalization.

Equity securities include common stock, shares of collective trusts, investment companies and ETFs, shares of REITs, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored ADRs, EDRs and GDRs.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including interest rate, currency and equity swaps), equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Securities selection

The Advisor uses an active, bottom-up, growth approach to manage the Fund. The Advisor seeks to build a diversified portfolio of securities by typically investing in 75 to 125 of the best growth companies that the Advisor expects to exceed market expectations for earnings growth in their respective markets. The Advisor believes that investing in companies with accelerating earnings growth due to positive fundamental change, with evidence of a sustainable catalyst and timeliness in terms of positive relative price strength, will offer superior returns over time.

The Advisor's research process sets out to identify sustainable positive fundamental changes in companies and to evaluate the risks inherent in such companies. In selecting securities for the Fund, the Advisor will use both quantitative and fundamental qualitative analysis. The quantitative analysis focuses on growth and momentum-oriented factors such as relative stock price strength, favorable earnings revisions and superior earnings growth prospects. In addition, other quantitative elements with respect to a company also are considered such as revenue growth, margin expansion, forecast earnings-per-share growth, free cash flow generation, debt levels, earnings-per-share estimate revisions and valuations. The Advisor's fundamental qualitative analysis of companies focuses on identifying the drivers of change, the sustainability of growth and the related

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risk and includes industry analyses, distribution/supply change analyses, corporate/capital structure analyses, stock catalyst analyses and a company's relative strengths and weaknesses.

The Fund's allocation across countries and sectors is driven by the Advisor's bottom-up stock selection process. For instance, in periods where a particular country or sector is growing strongly, the Advisor may overweight that country or sector in the Fund's portfolio via its bottom-up stock selection process. The Advisor also has the flexibility to not invest in countries or sectors where no attractive investment candidates exist.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for

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some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Limited capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Other information

Commodity pool operator exemption. The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Portfolio turnover. The Fund may engage in frequent trading in order to achieve its investment objective. Frequent trading may result in a portfolio turnover rate of over 100% annually.

Frequent trading may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. This, in turn, may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of the Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

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More information about the Funds—Series S

Investment objective, strategies, securities selection and risks

Fund objective

Maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal investment strategies

The Fund is used exclusively for separately managed accounts advised or sub-advised by UBS Global AM or its affiliates.

The Fund primarily invests in equity securities of US small capitalization companies. Small capitalization companies are companies with market capitalizations of $3 billion or less at the time of purchase. The Advisor may modify this definition as market conditions require. However, the Fund may invest a portion of its assets in securities outside this range. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States.

Equity securities include dividend-paying securities, common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights and warrants.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include swap agreements (including interest rate and equity swaps), options, futures and forward agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Securities selection

The Advisor selects for the Fund those small capitalization equity securities that appear to be undervalued based upon internal research and proprietary valuation systems. The Advisor's research focuses on several levels of analysis, including understanding wealth shifts that occur within the equity market and researching individual companies.

In deciding which stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental values.

In deciding whether to buy a company for the Fund, the Advisor quantifies its expectations of a company's ability to generate profit and to grow business into the future; calculates an expected rate of return from the investment in order to estimate intrinsic value; and compares the estimated intrinsic value to observed market price and ranks the company against other stocks accordingly. The Advisor looks for companies with strong management teams, significant competitive strengths in growing markets and strong financial positions. In addition, the Advisor attempts to

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identify target companies that exhibit innovative management, reasonable price-earnings multiples in relation to long-term earnings prospects and strong balance sheets.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Limited capitalization risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives

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More information about the Funds—Series S

are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

Other information

Commodity pool operator exemption. The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Portfolio turnover. The Fund may engage in frequent trading in order to achieve its investment objective. Frequent trading may result in a portfolio turnover rate of over 100% annually.

Frequent trading may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. This, in turn, may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of the Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

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More information about the Funds—Series M

Investment objective, strategies, securities selection and risks

Fund objective

Total return consisting of capital appreciation and current income exempt from federal income tax.

Principal investment strategies

The Fund is used exclusively for separately managed accounts advised or sub-advised by UBS Global AM or its affiliates.

The Fund normally invests substantially all its assets in municipal bonds. These are bonds and similar securities issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities that are exempt from federal income tax. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in securities that pay income exempt from federal income tax. The Fund is a non-diversified fund.

The Fund normally invests at least 65% of its total assets in investment grade municipal bonds, but it also invests, to a lesser extent, in treasury securities and lower rated bonds.

The Fund may, but is not required to, use derivative instruments to help manage its portfolio duration. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset or reference rate, and may relate to stocks, bonds and interest rates. Examples of derivatives include, but are not limited to, interest rate futures contracts, interest rate swaps, treasury futures and interest rate lock transactions. The Fund may invest in derivatives to the extent permitted by the 1940 Act.

"Duration" is a measure of the Fund's exposure to interest rate risk. A longer duration means an increased likelihood of interest rate sensitivity. The Fund's target duration will be similar to the option-adjusted duration of the Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index). The option-adjusted duration of the Barclays Capital Municipal Bond Index was 8.4 years as of March 31, 2011.

The Fund may invest in bonds of any maturity or duration.

Securities selection

The Advisor employs a disciplined investment process implementing three key decisions: duration/ yield curve positioning (i.e., interest rate forecasting and maturity allocation), sector allocation and security selection. Duration decisions are derived through monitoring five key economic variables: monetary policy, level of economic activity, inflation, real estate rates and market psychology. UBS Global AM's sector allocation strategy examines relative value by analyzing historical valuations, current fundamentals, and future trends through in-depth research. Once the relationships between these sectors have been established, the final decision of security selection is made by portfolio managers with substantial input from the UBS Global AM team, which constantly monitors the municipal market. This disciplined process looks to maximize returns for each given level of risk. All decisions are supported by four vital types of research: economic, quantitative, credit, and market.

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To protect itself from adverse market conditions, the Fund may take a temporary defensive position that is different from its normal investment strategy. This means that the Fund may temporarily invest a higher proportion, or even all, of its assets in cash or money market instruments that pay taxable interest. Since these investments provide relatively low income that is taxable, a defensive position may not be consistent with achieving the Fund's investment objective. However, the Fund also may invest in money market instruments that pay tax-exempt interest as part of its ordinary investment strategy.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Credit risk—The risk that a municipal bond issuer may default or otherwise be unable to honor a financial obligation, or may become less willing or less able to do so. Municipal bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated municipal bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) municipal bonds.

  Some municipal bonds are "insured bonds," which means that a private insurer guarantees payment even if the issuer of the bond defaults. Insured bonds are subject to credit risks relating to both the issuer and the insurer, because if the market believes that either of them has become less able to make payments, the value of the municipal bond may decline. Market conditions affecting the ratings of municipal bond insurance companies have deteriorated recently, and may further deteriorate. A downgrade of municipal bond insurers rated above A would substantially limit the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities available for investment by the Fund. Bond insurance does not protect against interest rate or other non-credit risks.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

•  Political risk—The Fund's investments may be significantly affected by political changes, including legislative proposals that may make municipal bonds less attractive in comparison to taxable bonds or other types of investments.

•  Related securities concentration risk—Because the Fund may invest more than 25% of its net assets in municipal bonds that are issued to finance similar projects, economic, business, or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector.

•  Tax liability risk—Tax liability risk is the risk of non-compliant conduct by a municipal bond issuer,

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resulting in distributions by the Fund being taxable to shareholders as ordinary income.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value. In addition, a fund that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

Other information

Commodity pool operator exemption. The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

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More information about the Funds—Series M

Portfolio turnover. The Fund may engage in frequent trading in order to achieve its investment objective. Frequent trading may result in a portfolio turnover rate of over 100% annually.

Frequent trading may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. This, in turn, may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of the Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

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Investment objective, strategies, securities selection and risks

Fund objective

Maximize total return, consisting of income and capital appreciation.

Principal investment strategies

The Fund is used exclusively for separately managed accounts advised or sub-advised by UBS Global AM or its affiliates. The Fund provides exposure to certain sectors of the fixed income market and is designed to augment the overall asset class exposure of individual securities held in a managed account.

The Fund seeks to achieve its investment objective by investing in securities and financial instruments to gain exposure to certain sectors of the fixed income market. The Fund may invest directly in such securities and financial instruments and/or indirectly in such securities and financial instruments by investing in Underlying Funds.

Investments by the Fund or Underlying Funds in fixed income securities may include, but are not limited to, debt securities of the US government, its agencies and instrumentalities, obligations of international governments or supranational entities, their agencies and instrumentalities, corporate debt securities of US and non-US issuers, inflation protected securities and convertible securities. The Fund or the Underlying Funds may also invest in asset-backed securities, mortgage-related securities and mortgage-backed securities, including those created by governmental and non-governmental entities.

These securities can be of any maturity, but generally will have an initial maturity of more than one year. The Fund may invest in non-dollar denominated debt securities.

The Fund generally invests in investment grade securities or Underlying Funds that invest in investment grade securities. Investment grade securities are those that have received either a minimum rating of BBB– from S&P or Baa3 from Moody's or, if unrated, are determined to be of comparable quality by the Advisor.

The Fund may also invest up to 40% of its net assets in any combination of non-investment grade, high yield securities and emerging markets fixed income securities (or Underlying Funds that invest in such securities), provided that no more than 20% of its net assets may be invested in developed market high yield securities and no more than 20% of its net assets may be invested in emerging market securities. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indices. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps) and credit-linked securities. The Fund may

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use derivatives to hedge against adverse changes, including those caused by changing interest rates in the market value of securities held by or to be bought for the Fund; as a substitute for purchasing or selling securities; to earn income and enhance returns; to manage or adjust the risk profile of the Fund; and/or to shorten or lengthen the effective maturity or duration of the Fund's portfolio.

The Fund may invest all or a portion of its assets in Underlying Funds advised by the Advisor to gain exposure to various asset classes permitted for investment by the Fund. The Fund does not pay fees in connection with its investment in the Underlying Funds, but may pay expenses associated with such investments.

Securities selection

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences, the Advisor also takes into account cyclical market drivers that may influence near term dynamics of market prices. The resulting investment signals are used to determine the relevant building blocks for portfolio construction.

To implement this style, the Advisor purchases securities for the Fund or an Underlying Fund by using active asset allocation strategies across fixed income markets and active security selection within each market. The Fund can hold securities that are not included in its benchmark index. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are under-priced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of the markets.

The Advisor emphasizes those fixed income market sectors, and selects for the Fund or an Underlying Fund those securities that appear to be most undervalued relative to their yields and potential risks. A stringent, research-based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

•  Duration

•  Yield

•  Potential for capital appreciation

•  Current credit quality as well as possible credit upgrades or downgrades

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•  Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

•  For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual position, sector, country and currency views.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund and the Underlying Funds are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term fixed income securities and higher quality securities more than lower quality securities.

•  Credit risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

•  Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

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•  Extension risk—When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Mortgage-backed securities risk—Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government related and private organizations. Pools created by nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-related guarantor. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. Although the market for such securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

•  Asset-backed securities risk—Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Asset-backed securities involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, the current market for asset-backed securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions, as is the case with mortgage-backed securities.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of

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accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Investing in other funds risks—The investment performance of the Fund is affected by the investment performance of the Underlying Funds in which the Fund invests. Through its investment in the Underlying Funds, the Fund is subject to the risks of the Underlying Funds' investments and subject to the Underlying Funds' expenses.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

Other information

Commodity pool operator exemption. The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA,

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More information about the Funds—Series T

and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Portfolio turnover. The Fund and Underlying Funds in which the Fund may invest may engage in frequent trading (high portfolio turnover) in order to achieve their investment objectives.

Frequent trading may increase the portion of an Underlying Fund's capital gains that are recognized for tax purposes in any given year. This, in turn, would increase the Fund's distributions for that year. Frequent trading also may increase the portion of an Underlying Fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term gains than they would pay on distributions that represent long-term gains. The Underlying Funds do not restrict the frequency of trading in order to limit expenses or the tax effect that the Fund's distributions may have on shareholders.

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Managing your fund account

Buying shares

Shares of the Funds have no sales charge and do not pay ongoing Rule 12b-1 distribution or service fees. Shares of the Funds are used exclusively for separately managed accounts advised or sub-advised by the Advisor or its affiliates and decisions as to whether or not to invest assets of a managed account in the Funds will be made by the Advisor.

Purchases of a Fund's shares will normally be permitted only in full shares, but may be permitted in fractional shares under certain circumstances. Certificates for shares will not be issued. Each Fund reserves the right, in its sole discretion, to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in its judgment, such suspension or rejection is in the best interest of such Fund and its shareholders.

Selling shares

You can sell your shares at any time by contacting your financial advisor. In addition, shares will be redeemed when you terminate your managed account.

Series A, Series G, Series S and Series M reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Market timers. The interests of a Fund's long-term shareholders and the Fund's ability to manage its investments may be adversely affected when the Fund's shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt a Fund's performance and its shareholders.

The Funds are used exclusively for separately managed accounts advised or sub-advised by the Advisor or its affiliates and decisions as to whether or not to invest assets of a managed account in the Funds will be made by the Advisor. Because the Funds are used only as components of "wrap" accounts, Funds may be purchased or redeemed on a frequent basis for rebalancing purposes.

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The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM determines to be a market timer. If UBS Global AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Fund. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a financial advisor is identified as the financial advisor of two or more accounts that have engaged in market timing, UBS Global AM may prohibit the financial advisor from making additional purchases of the Fund on behalf of its clients. Transactions in the Funds whether or not initiated by the Advisor for the wrap accounts are exempt from the market timing prevention procedures.

While a Fund will seek to take actions that will detect market timing, the Fund's efforts may not be completely successful in minimizing or eliminating such trading activity.

Pricing and valuation

The price at which you may buy or sell Fund shares is based on net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

The price for buying or selling shares will be based on the net asset value that is next calculated after a Fund receives the order in good form. Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities.

The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments, except with respect to obtaining the market value of Underlying Funds, which is described below. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the

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Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to UBS Global AM's Global Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as described below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, including many lower-rated municipal bonds, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Each Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based on appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that the Fund's net asset value fairly reflects the value of its portfolio

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holdings as of the time of pricing. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global AM, the investment advisor of the Funds.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

A Fund may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate its net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m. Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The portfolio securities of Series A and Series T will also consist of shares of the Underlying Funds. The value of each Underlying Fund will be its net asset value at the time the Fund's shares are priced. The Underlying Funds calculate their net asset values based on the current market value for their portfolio holdings. The Underlying Funds value securities and other instruments in the same manner as the Funds described previously.

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Management

Investment advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or "Advisor") is each Fund's investment advisor and administrator. The Advisor, a Delaware corporation located at One North Wacker Drive, Chicago IL 60606, is an investment advisor registered with the SEC. As of December 31, 2010, the Advisor had approximately $152 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $598 billion in assets under management worldwide as of December 31, 2010. UBS AG is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry. The Advisor is responsible for the Funds' investment decisions. The Advisor carries out its duties, subject to the supervision of the Funds' Board of Trustees, pursuant to investment advisory agreements that describe the Advisor's responsibilities.

A discussion regarding the basis for the Board of Trustees' approval of Series A's, Series M's and Series T's investment advisory agreements is available in Series A's, Series M's and Series T's most recent semiannual report to shareholders for the period ended June 30.

Series G and Series S have not commenced operations as of the date of this prospectus. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements between the Trust and the Advisor on behalf of Series G and Series S will be available in a future annual or semiannual report to shareholders.

Portfolio management

Investment decisions for each Fund are made by investment management teams at the Advisor. Information is provided below for the portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

Series A

Curt Custard, Andreas Koester, Jonathan Davies and Phillip Torres are the lead portfolio managers for the Fund. Messrs. Custard, Koester, Davies and Torres have access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Custard and Mr. Koester, as senior portfolio managers for the Fund, have responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team, reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Davies, as senior portfolio manager for the Fund, has responsibility for setting the currency strategies and making all currency decisions for the Fund, occasionally implementing trades on behalf of analysts on the team and

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reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Torres, as senior portfolio manager for the Fund, has responsibility for contributing to the equity and bond market positioning of the Fund, generation and analysis of new trade ideas, and portfolio construction. Information about Messrs. Custard, Koester, Davies and Torres is provided below.

Curt Custard is a Group Managing Director and has been Global Head of Global Investment Solutions at UBS Global Asset Management since 2008. Mr. Custard is also a member of the UBS Global Asset Management Executive Committee. Prior to joining UBS Global Asset Management, Mr. Custard was Global Head of Multi-Asset Solutions at Schroders since 2004. Prior to this, Mr. Custard was Chief Investment Officer of the Multi-Asset and Balanced Business of Allianz Global Investors in London since 2000. Mr. Custard has been a portfolio manager of the Fund since its inception.

Andreas Koester is a Managing Director and is Head of Asset Allocation and Currency in the Global Investment Solutions team. Mr. Koester has been at UBS Global Asset Management since 2009. Prior to joining UBS Global Asset Management, Mr. Koester worked at Schroders since 2005, where he was Head of US & European Multi-Asset Solutions and was also a member of their global asset allocation and alternative investment committees. Prior to joining Schroders, Mr. Koester worked for AXA Investment Managers since 2001 in various portfolio management and asset allocation roles. Mr. Koester has been a portfolio manager of the Fund since 2009.

Jonathan Davies is an Executive Director and is a member of the Global Investment Solutions team. Mr. Davies has been at UBS Global Asset Management since 2002. Prior to joining UBS Global Asset Management, Mr. Davies held positions at the Institute for Fiscal Studies and the Financial Services Authority. Mr. Davies has been a portfolio manager of the Fund since 2009.

Phillip Torres is Executive Director and is Head of Absolute Return Strategies in the Asset Allocation and Currency team with the Global Investment Solutions team. Mr. Torres has been at UBS Global Asset Management since 2010. Prior to joining UBS Global Asset Management, Mr. Torres was a portfolio manager at ForSix Asset Management (2009-2010) and Vara Capital Management (2005-2009). Mr. Torres has been a portfolio manager of the Fund since July 1, 2010.

Series G

Vincent Willyard is the lead portfolio manager for the Fund. Mr. Willyard has access to members of the Global (ex-US) Growth investment team, each of whom has some responsibility for research and/or security selection. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Willyard, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the portfolio, implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Willyard is provided below.

Vincent Willyard has been a Managing Director and Head of International Growth at UBS Global Asset

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Management since 2007. Prior to that, Mr. Willyard was the lead portfolio manager of international growth at Nicholas-Applegate Capital Management from 2005 to 2007. Mr. Willyard has been portfolio manager of the Fund since its inception.

Series S

Wilfred Talbot is the lead portfolio manager for the Fund. He and his team of analysts work exclusively on small cap core and small cap value investing. Each small cap analyst is assigned a set of industries. The analyst is then responsible for stock selection in those industries. Mr. Talbot oversees the research, conducts research on industries assigned to him, and constructs the small cap portfolios. Mr. Talbot reviews the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Talbot is provided below.

Wilfred Talbot is a Managing Director and Head of U.S. Small Cap Core and Value Equities and has been with UBS Global Asset Management since 1997. Mr. Talbot has been portfolio manager of the Fund since its inception.

Series M

Elbridge Gerry is the lead portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Gerry has access to certain members of the Municipal Bond Fixed-Income investment management team, each of whom is allocated a specified strategy issue within the portfolio over which he or she has independent responsibility for research. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Gerry, as lead portfolio manager and coordinator for management of the Fund, has responsibility for research, implementing strategies and reviewing the overall composition of the portfolios to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Gerry is provided below.

Elbridge Gerry is a Managing Director and the Head of Municipal Bonds of UBS Global Asset Management. Mr. Gerry has been a portfolio manager at the firm since 1996. Mr. Gerry has been a portfolio manager of the Fund since its inception.

Series T

Michael Dow is the lead portfolio manager for the Fund. Mr. Dow has access to certain members of the Fixed-Income investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Dow, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Dow is provided below.

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Michael Dow is a Managing Director and the Head of US Long Duration at UBS Global Asset Management. Mr. Dow has been an investment professional at UBS Global Asset Management since 2008. Prior to joining UBS Global Asset Management, Mr. Dow was an adjunct professor at Lake Forest College while working toward completing a Masters degree in applied economics and public policy and a Ph.D. in finance from 2004 to 2007. Prior to that, he was a senior portfolio manager at Reams Asset Management from 2003 to 2004 and worked at Pacific Investment Management Company (PIMCO) from 1995 to 2003 most recently as an investment grade corporate bond portfolio manager. Mr. Dow has been a portfolio manager of the Fund since 2008.

The SAI for each Fund provides information about the Funds' portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The Funds do not pay fees for advisory or administrative services.

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Disclosure of portfolio holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Series A's, Series M's and Series T's Forms N-Q are available, and Series G's and Series S's Forms N-Q will be available, on the SEC's Web Site at www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q, when available, from a Fund upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. You may obtain copies of the semiannual and annual reports, when available, for each Fund upon request by calling 1-800-647 1568. Please consult each Fund's SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

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Dividends and taxes

Dividends and distributions. Series A, Series G and Series S normally declare and pay all of their net investment income as dividends annually. Series M and Series T normally declare and pay all of their net investment income as dividends monthly. Each Fund declares and distributes net realized gains, if any, annually, typically in December. Each Fund's dividends and capital gain distributions will be paid only in cash.

Annual statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Your statement will show any exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid "buying a dividend." At the time you purchase your Fund shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes
Series A, Series G, Series S and Series T

Tax consequences. If you are a taxable investor, the distributions that you receive from a Fund generally are subject to federal income tax. If you hold Fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, distributions on your shares generally will not be subject to tax. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a Fund beginning before January 1, 2013, unless such provision is extended or made permanent, a part of ordinary income dividends may be qualified dividend income eligible for taxation by individuals at reduced rates. However, because the income of Series T is primarily derived from investments earning interest rather than dividend income, it expects that its dividends will be taxed primarily as ordinary income. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received with respect to such shares.

Series M Tax consequences. Fund dividends will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax. Exempt-interest dividends from interest

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earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item for purposes of the federal alternative minimum tax and the income tax provisions of several states. However, under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate investors should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and the treatment for state corporate income tax purposes may vary.

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund's shares, to decline.

The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from such income are taxable to you as ordinary income and generally will not be treated as qualified dividend income eligible for taxation by individuals at reduced rates.

The Fund may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

Any loss incurred on the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you and any remaining loss will be treated as a long-term capital loss to the extent of long-term capital gain distributions received with respect to those shares.

All series

Backup withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

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Sale of Fund shares. If you are a taxable investor, when you sell Fund shares, you may realize a capital gain or loss for tax purposes.

Other. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. Distributions of ordinary income, capital gain, and gain from the sale of your Fund shares generally will be subject to state and local taxes.

Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, exempt-interest dividends, and with respect to taxable years of the Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), short-term capital gain dividends. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

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Financial highlights

The following financial highlights tables are intended to help you understand the Funds' financial performance since inception. Certain information reflects financial results for a single Fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The information for each of the fiscal years in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647 1568.

The audited financial statements and financial highlights of the Funds for the fiscal year ended December 31, 2010 from the Funds' Annual Report to Shareholders are incorporated by reference into each Fund's SAI.

No financial information is presented for Series G and Series S as they were not publicly offered prior to the date of this prospectus.

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Series A

Financial highlights (continued)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the years ended December 31,		For the period ended December 31,
	2010	2009	2008[3]
Net asset value, beginning of period	$6.85	$5.65	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.05	0.06	0.12
Net realized and unrealized gain (loss) from investment activities	(0.06)	1.34	(2.44)
Total income (loss) from investment operations	(0.01)	1.40	(2.32)
Dividends and distributions:
From net investment income	(0.15)	(0.20)	(0.88)
From net realized gains	—	—	(1.15)
Total dividends and distributions	(0.15)	(0.20)	(2.03)
Net asset value, end of period	$6.69	$6.85	$5.65
Total investment return[2]	(0.37)%	23.28%	(21.27)%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$32,847	$29,960	$23,623
Ratio of net investment income to average net assets	0.69%	1.02%	1.72%[4]
Portfolio turnover	50%	37%	24%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period April 2, 2008 (commencement of operations) through December 31, 2008.

4  Annualized.

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Series M

Financial highlights (continued)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the years ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.08	$9.45	$10.27	$10.33	$10.20
Income (loss) from investment operations:
Net investment income[1]	0.37	0.40	0.45	0.43	0.42
Net realized and unrealized gain (loss) from investment activities	(0.21)	0.63	(0.80)	(0.04)	0.13
Total income (loss) from investment operations	0.16	1.03	(0.35)	0.39	0.55
Dividends and distributions:
From net investment income	(0.38)	(0.40)	(0.46)	(0.43)	(0.42)
From net realized gains	—	—	(0.01)	(0.02)	(0.00)[3]
Total dividends and distributions	(0.38)	(0.40)	(0.47)	(0.45)	(0.42)
Net asset value, end of year	$9.86	$10.08	$9.45	$10.27	$10.33
Total investment return[2]	1.52%	11.08%	(3.52)%	3.79%	5.51%
Ratios/supplemental data:
Net assets, end of year (in 000's)	$214,728	$218,477	$268,174	$752,607	$421,179
Ratio of net investment income to average net assets	3.69%	4.06%	4.44%	4.18%	4.13%
Portfolio turnover	116%	61%	60%	119%	156%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

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Series T

Financial highlights (concluded)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the years ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$4.28	$5.02	$9.10	$9.78	$9.75
Income (loss) from investment operations:
Net investment income[1]	0.19	0.12	0.00[3]	0.01	0.00[3]
Net realized and unrealized gain (loss) from investment activities	0.24	(0.33)	(3.40)	(0.10)	0.54
Total income (loss) from investment operations	0.43	(0.21)	(3.40)	(0.09)	0.54
Dividends and distributions:
From net investment income	(0.36)	(0.53)	(0.68)	(0.59)	(0.51)
Return of capital	(0.01)	—	—	—	—
Total dividends, distributions and return of capital	(0.37)	(0.53)	(0.68)	(0.59)	(0.51)
Net asset value, end of year	$4.34	$4.28	$5.02	$9.10	$9.78
Total investment return[2]	10.08%	(3.43)%	(39.00)%	(1.06)%	5.68%
Ratios/supplemental data:
Net assets, end of year (in 000's)	$113,561	$122,128	$135,121	$695,737	$513,770
Ratio of net investment income to average net assets	4.32%	2.78%	0.02%	0.08%	0.04%
Portfolio turnover	276%	102%[4]	9%	21%	19%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  The increase in portfolio turnover for the year ended December 31, 2009 is due to the increase in investment securities held directly by the Fund. In prior years, the majority of the Fund's investments were comprised of investments in other investment companies.

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Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

If you want more information about the Funds, the following documents are available free upon request:

Annual/semiannual reports:

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. As of the date of this prospectus, annual and semiannual reports are not yet available for Series G and Series S because Series G and Series S had not yet commenced operations.

Statement of Additional Information (SAI):

The SAI for each Fund provides more detailed information about the Fund and is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

You may discuss your questions about the Funds by contacting your financial advisor. You may obtain free copies of the Funds' SAIs, annual and semiannual reports by contacting the Fund directly at 1-800-647 1568.

You may review and copy information about the Funds, including the shareholder reports the SAIs, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-551 8090. You can get text-only copies of information about the Funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

•  Free, from the EDGAR Database on the SEC's Internet Web Site at http://www.sec.gov.

The Funds do not make their annual reports, semiannual reports or SAIs available through a Web Site because the Funds are used exclusively as a component of wrap accounts advised or sub-advised by the Advisor or its affiliates.

Investment Company Act File No. 811-21328

©2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.
Item No. S978

SMA Relationship Trust

Series A

Series G

Series S

Series M

Series T

Prospectus

April 30, 2011

SMA Relationship Trust

Statement of
Additional Information

Series A

Series G

Series S

Series M

Series T

Statement of Additional Information
April 30, 2011

One North Wacker Drive
Chicago, Illinois 60606

Series A, Series G, Series S, Series M and Series T (each a "Fund" and, collectively, the "Funds") are each a series of SMA Relationship TrustSM (the "Trust").

UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or "Advisor"), an indirect wholly owned subsidiary of UBS AG, serves as the investment advisor and administrator for the Funds. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), an indirect wholly owned subsidiary of UBS AG, serves as the principal underwriter of the Funds.

Portions of the annual report to shareholders of Series A, Series M and Series T are, and, when issued, portions of the annual report to shareholders of Series G and Series S will be, incorporated by reference into this Statement of Additional Information ("SAI"). You may obtain additional copies of the Funds' Annual Report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated April 30, 2011. A copy of the Prospectus may be obtained by calling toll-free 1-800-647 1568. The Prospectus contains more complete information about the Funds. You should read it carefully before investing. This SAI is dated April 30, 2011.

SMA Relationship TrustSM and SMA*RT Shares are service marks of UBS AG.

The Funds and their investment policies

Series G, Series S and Series T are "diversified" as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). Series A and Series M are classified as "non-diversified" for purposes of the 1940 Act, which means that each Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies. The Trust is an open-end management investment company that was organized as a Delaware statutory trust under Delaware law on December 3, 2002.

Each Fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the Funds may be changed by the board of trustees of the Trust (the "Board") without shareholder approval. There are no assurances that the Funds will achieve their investment objectives.

Series A's investment objective is to maximize total return, consisting of capital appreciation and current income. Series A seeks to achieve its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalent markets, including global currencies.

Series G's investment objective is to provide long-term capital appreciation. Series G seeks to achieve its investment objective by investing in equity securities and financial instruments with equity-like characteristics of issuers economically tied to a number of countries throughout the world, excluding the United States.

Series S's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S seeks to achieve its investment objective by investing primarily in equity securities of US small capitalization companies.

Series M's investment objective is to achieve total return consisting of capital appreciation and current income exempt from federal income tax. Series M seeks to invest substantially all of its net assets in municipal bonds. Under normal circumstances, Series M invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in securities that pay income exempt from federal income tax.

Series M normally invests at least 65% of its total assets in investment grade municipal bonds. Series M may invest up to 10% of its total assets in municipal bonds that are not investment grade. Series M may not invest more than 10% of its total assets in inverse floaters and may not invest more than 5% of its total assets in uninsured "non-appropriation" municipal lease obligations. There is no percentage limitation on Series M's ability to invest in other municipal lease obligations. Series M may also invest in Treasury securities. Series M may (but is not required to) use interest rate futures contracts, treasury futures and other derivatives to help manage its portfolio duration. Series M may purchase securities on a when-issued or delayed delivery basis.

Series T's investment objective is to maximize total return, consisting of income and capital appreciation. Series T seeks to achieve its investment objective by investing in securities and financial instruments to gain exposure to certain sectors of the fixed income market.

Series A and Series T may invest directly in securities of a particular market and/or indirectly in securities of a particular market by investing in shares of open-end investment companies advised by the Advisor (the "Underlying Funds"). For purposes of the discussions below, reference to a "Fund" or the "Funds" includes the Funds and any Underlying Fund in which Series A or Series T may invest, unless stated otherwise.

The Funds' investments and related risks

Cash and cash equivalents. Each Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, governments and their agencies and instrumentalities and banks and finance companies, which may be denominated in any currency (except Series M which may only invest in US issuers). Each Fund may also invest a portion of its assets in shares issued by money market mutual funds.

The short-term debt securities in which the Funds (except Series M unless otherwise noted in its Prospectus or this SAI) may invest include demand notes, bank instruments, commercial paper and floating rate instruments. Demand notes are securities issued with a maturity date but callable for repayment by the lender or the borrower at a predetermined interval. Bank instruments in which a Fund may invest include bank loan participations, bank holding company commercial paper, deposits, bank notes and other bank related securities. Bank loan participations are loans sold by lending banks to investors. Bank holding company commercial paper is a form of short-term promissory note which is a direct obligation of a bank holding company. Deposits are obligations of a bank or its branches. Corporate commercial paper is a form of short-term promissory note issued by corporations primarily to finance short-term credit needs. Rates vary according to the credit standing of the issuers and money market conditions. Floating rate instruments are obligations with various final maturities and interest rates that are tied to other assorted market indices. Each Fund will not invest more than 15% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable.

When unusual market conditions warrant, each Fund (except Series M) may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Internal Revenue Code of 1986, as amended (the "Code")). When the Advisor believes that unusual circumstances warrant a defensive posture and that there are not enough suitable municipal bonds available, Series M may temporarily and without percentage limitation hold cash and invest in money market instruments that pay taxable interest, including repurchase agreements. If Series M holds cash, the cash would not earn income and would reduce the Fund's yield. When a Fund invests for defensive purposes, it may affect the attainment of its investment objective.

Pursuant to the rules and regulations under the 1940 Act and any exemptive orders issued thereunder, each Fund may invest cash: (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of a Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis, in the UBS Cash Management Prime Relationship Fund series ("Relationship Funds Cash Series") of UBS Relationship Funds. UBS Relationship Funds is a registered investment company advised by the Advisor. The Trustees of the Trust also serve as trustees of UBS Relationship Funds. The Relationship Funds Cash Series invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 60 days or less, and operates in accordance with Rule 2a-7 under the 1940 Act.

Repurchase agreements. The Funds (except Series M) may enter into repurchase agreements with banks or broker-dealers. Series M does not intend to enter into repurchase agreements, except as a temporary measure and under unusual circumstances, because repurchase agreements generate taxable income. Series M is, however, authorized to enter into repurchase agreements with US banks and dealers with respect to any obligation issued or guaranteed by the US government, its agencies or instrumentalities, and also with respect to commercial paper, bank certificates of deposit and bankers' acceptances.

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. In accordance with the 1940 Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, each Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price that is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Fund will direct its custodian bank to place cash, US government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund, or "earmark" such assets as segregated in the Fund's custody records, in an amount equal to the repurchase price. Any assets designated as segregated by a Fund, either physically or "earmarked" as segregated, with respect to any reverse repurchase agreements, when-issued securities, delayed delivery securities, to-be-announced securities, dollar rolls, options, futures, forward contracts, swaps or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such, are subject to the same investment limitations.

Borrowing. The Funds may borrow money for temporary emergency or extraordinary purposes or to facilitate redemptions. Series A may also borrow money for investment purposes. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. Series A will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks and reverse repurchase agreements.

When Series A borrows money for investment purposes, it is engaging in a form of leverage, which increases investment risk while increasing investment opportunity. The money borrowed for such leveraging purposes will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased.

Loans of portfolio securities. The Funds (except Series S) may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of a Fund's total assets. However, as a non-fundamental policy, a Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, a Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities and 105% of the market value of the loaned securities with respect to foreign securities. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities and 105% of the value of the securities loaned with respect to foreign securities. Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Collateral may consist of cash, US government or government agency securities or, under certain conditions, bank letters of credit. Pursuant to rules and regulations under the 1940 Act, under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC, which operates in compliance with the substantive provisions of Rule 2a-7 of the 1940 Act. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, a Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, a Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Non-publicly traded securities, private placements and restricted securities. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration. Investments by the Funds in non-publicly traded securities, private placements and restricted securities will be limited to each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Rule 144A and illiquid securities. The term "illiquid securities" includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other securities, over-the-counter options purchased, repurchase agreements maturing in more than seven days and municipal lease obligations (including certificates of participation) other than those the Advisor has determined are liquid pursuant to guidelines established by the Trust's Board. A Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value. The Advisor monitors the liquidity of securities in the Funds' portfolios and reports periodically on liquidity decisions to the Board. Each Fund may invest up to 15% of its net assets in illiquid securities.

In making determinations as to the liquidity of municipal lease obligations for Series M, the Advisor will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, the Advisor does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

The Funds may invest in securities that are exempt under Rule 144A from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"). Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the 1940 Act, there is a sufficient market of "qualified purchasers" (as defined in the 1940 Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended; and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets in illiquid securities.

The Funds will limit investments in securities of issuers which the Funds are restricted from selling to the public without registration under the 1933 Act to no more than 15% of a Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board.

If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Investment company securities and investments in affiliated investment companies. Subject to the provisions of any rules and regulations under the 1940 Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by each Fund to the extent that such purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the 1940 Act. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. With respect to the Underlying Funds, however, a Fund does not pay advisory fees in connection with its investment in the Underlying Funds, but does bear the expenses associated with such investments. These expenses would be in addition to the expenses that a Fund would bear in connection with its own operations.

The Funds may invest in securities issued by other registered investment companies advised by the Advisor, including the Underlying Funds, which are portfolios of the UBS Relationship Funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for a Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. A Fund may only invest in the Underlying Funds or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

Exchange-traded funds (ETFs). Subject to the limitations on investments in investment company securities and its own investment objective, each Fund (except Series M) may invest in securities of ETFs that attempt to track or replicate the performance of a US or foreign market index. The Funds may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent a Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Issuer location. The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Eurodollar securities. Series A and Series T may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.

Foreign securities. The Funds (except Series S and Series M) may invest in equity or debt securities of foreign issuers, including emerging markets issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in foreign or emerging markets. Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectus, which are not typically associated with investing in US issuers. Since the securities of foreign companies are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of each of Series A, Series G and Series T permit it to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates. Series T reserves the right to invest a substantial portion of its assets in one or more countries if economic and business conditions warrant such investments.

Investment in the securities of foreign governmental entities involves risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging markets investments. The Funds (except for Series S and Series M) may invest in equity or debt securities of emerging markets issuers, or securities with respect to which the return is derived from equity or debt securities of issuers in emerging markets. Series A and Series G may invest in securities that neither are listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Debt securities of emerging market issuers include securities issued by government and government-related entities, corporations and entities organized to restructure outstanding debt of such issuers. Series A's and Series T's investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

Series A's and Series T's investments in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participations and Assignments (as such capitalized terms are defined below), Brady Bonds and certain non-publicly traded securities.

Series A and Series T may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

The Funds may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.

In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid subjecting purchasers of Participations to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Funds will acquire the Participations only if the Lender interpositioned between a Fund and a borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Series A and Series T may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt-restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in various emerging markets countries. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which a Fund invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

To the extent that any of a Fund's emerging markets securities are deemed to be illiquid by the Fund, such securities, along with the Fund's other illiquid securities, will be subject to the Fund's limitation of investing no more than 15% of its net assets in illiquid securities.

Risks of investing in emerging markets. There are additional risks inherent in investing in less developed countries that are applicable to Series A, Series G and Series T. An emerging market country is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities, or any country included in an "emerging markets" index. The countries included in this definition will change over time. An emerging market security is a security issued by a government of an emerging market country or a security issued by an issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the security's principal trading market is an emerging market; (ii) at least 50% of the issuer's (or the issuer's parent company's) revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries; (iii) at least 50% of the issuer's (or the issuer's parent company's) physical assets are located in emerging market countries; (iv) at least 50% of the issuer's (or the issuer's parent company's) economic activities are in emerging market countries; or (v) the principal place of business of the issuer (or the issuer's parent company)

is an emerging market country. In addition, an emerging market security includes derivative instruments on emerging market securities or indices.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States.

Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the International Monetary Fund, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Funds expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Funds may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Investments in Russian securities. The Funds (except Series S and Series M) may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian companies that the Funds would otherwise make.

Equity securities. Series A, Series G and Series S may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Series A expects its US equity investments to emphasize large and intermediate capitalization companies but it may also invest in small capitalization companies. The equity markets in the non-US component of Series A will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Series G may invest in equity securities issued by companies with any market capitalization. Series S primarily invests in US small capitalization companies with market capitalizations of $3 billion or less at the time of purchase. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. Series A, Series G and Series S may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. Series A, Series G and Series S also may invest in the initial public offerings (IPOs) of new or unseasoned companies. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Special purpose acquisition companies.  Series G and Series S may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Convertible securities. The Funds (except for Series M) may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claim on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Fixed income securities. The Funds (except Series M) may invest in all types of fixed income securities of US and non-US issuers, including, but not limited to, governments and governmental entities and supranational issuers as well as corporations and other issuers. The Funds (except Series M) may purchase US and non-US dollar denominated securities that reflect a broad range of investment securities, qualities and sectors. Series A, Series M and Series T may invest in municipal bonds, municipal lease obligations, industrial development bonds ("IDBs"), private activity bonds ("PABs") and floating rate and variable rate obligations. In addition, Series M may invest in inverse floaters and other debt securities described in this SAI. All Funds may invest in US Treasury Securities which include bills, notes, bonds, and other debt securities issued by the US Treasury. These are direct obligations of the US government and differ mainly in the length of their maturities.

Yield factors. The yield on a bond depends on a variety of factors, including general municipal or fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and/or expectations regarding changes in tax rates. The Funds may invest in bonds with a broad range of maturities, based on the Advisor's judgment of current and future market conditions as well as other factors, such as the Fund's liquidity needs. Generally, the longer the maturity of a bond, the higher the rate of interest paid and the greater the volatility.

Duration. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the Advisor in portfolio selection and yield curve positioning for a Fund's bond investments. Duration was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

Duration allows the Advisor to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a Fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a bond having a positive duration of three years generally will decrease by approximately 3%. Thus, if the Advisor calculates the duration of a Fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a Fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

Municipal securities. Series A, Series M and Series T may invest in debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises. These securities include bonds and similar securities issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, some of which are exempt from federal income tax. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

Municipal lease obligations. Series A, Series M and Series T may invest in municipal lease obligations. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Funds generally invest in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due, under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements, such as letters of credit.

Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Funds' ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Industrial development bonds ("IDBs") and private activity bonds ("PABs"). Series A, Series M and Series T may invest in IDBs and PABs. IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the Funds invest in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from the Fund in calculating their liability for the federal alternative minimum tax ("AMT"). See "Taxes" below. Series M may invest up to 20% of its net assets in IDBs and PABs.

Floating rate and variable rate obligations. Series A, Series M and Series T may invest in floating rate and variable rate obligations. Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to the Funds and adversely affect their share price.

Build America Bonds. Series A's, Series M's and Series T's investment in municipal securities also may include Build America Bonds. Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the "ARRA Act"). The ARRA Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the ARRA Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Funds may invest in "principal only" strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Funds do not expect to receive (or pass through to shareholders) tax credits as a result of their investments. The federal interest subsidy or tax credit continues for the life of the bonds. Pursuant to the ARRA Act, the issuance of Build America Bonds was discontinued on December 31, 2010. If the provisions of the ARRA Act relating to Build America Bonds are not extended, availability of such bonds may thereafter be limited, which may affect the market for the bonds and/or their liquidity.

Lower rated debt securities. Series A and Series T may invest a portion of their assets in convertible and other debt securities that are rated below investment grade. Series M may invest a portion of its assets in municipal securities that are rated below investment grade. Fixed income and municipal securities rated lower than Baa3 by Moody's Investor Service, Inc. ("Moody's") or BBB- by Standard & Poor's Ratings Group ("S&P") are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk.

The non-investment grade municipal bonds in which Series M may invest may be rated Ba, B or MIG-3 by Moody's or BB, B or SP-3 by S&P, have an equivalent rating from another rating agency, or, if unrated, are determined by the Advisor to be of comparable quality. Lower rated securities are considered to be of poor standing and are predominantly speculative.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value of its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy issuers or by highly leveraged (indebted) issuers, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Funds from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt and municipal bond ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including the risks of untimely interest and principal payment, default and price volatility, and may present problems of liquidity, valuation and currency risk.

Inflation linked securities. The Funds (except for Series M) may invest in inflation linked securities. Inflation linked securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation linked securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation linked debt securities include other US government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities.

While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in the principal amount of an inflation linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Pay-in-kind bonds. Series A and Series T may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Trust-preferred securities. Series A and Series T may invest in trust-preferred securities. Trust-preferred securities have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sales to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust-preferred securities. The primary benefit of this structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes and as equity securities for purposes of the calculation of capital requirements.

Typical characteristics of trust-preferred securities include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Trust-preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Holders of trust-preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. Trust-preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund. The market value of trust-preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust-preferred securities and the ability of holders, such as the Funds, to sell its holdings.

When-issued and delayed delivery securities. Series A, Series M and Series T may purchase securities offered on a "when-issued" or "delayed delivery" basis. Series M may also sell securities on a "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily in accordance with pertinent SEC positions.

Mortgage-backed securities and mortgage pass-through securities. Series A and Series T may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. In general, mortgage-backed securities issued by US government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Although the US government and its agencies provide financial support to such entities, no assurances can be given that they will always do so. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face value will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae, which is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-related guarantor. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities. Nongovernmental issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a pool issued by a private issuer may vary to a greater extent than those included in a government guaranteed pool, and the pool may include sub-prime mortgage loans and Alt-A loans. Sub-prime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans are considered riskier than prime loans but less risky than sub-prime loans. There are various factors, including higher loan to value and debt to income ratios or inadequate documentation of income, assets or credit history, that classify a loan as Alt-A. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a Fund's quality standards.

Although the market for such securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-backed and asset-backed securities, as well as other fixed-income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Series A and Series T may invest in CMOs and REMICs. A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams. Series T may also invest in CMO Floaters. A CMO Floater is a CMO where the coupon is reset each period at a specific spread over the London Interbank Offered Rate ("LIBOR") rate of interest. Privately issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B or C Bond currently being paid off. When the series A, B and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently.

With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Funds will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be more sensitive to interest rates than US government-issued CMOs. For federal income tax purposes, the Funds will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

Dollar rolls. Series A and Series T may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. The Funds intend to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. The Trust does not believe a Fund's obligations under dollar rolls are senior securities and accordingly, the Funds, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. However, the Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for dollar rolls, marked-to-market daily in accordance with pertinent SEC positions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-be-announced securities. Series A and Series T may invest in to-be-announced mortgage-backed securities ("TBAs"). A TBA is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. The Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for TBAs, marked-to-market daily in accordance with pertinent SEC positions.

Other mortgage-backed securities. The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with Series A's or Series T's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-backed securities. Series A and Series T may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that a Fund pays the debt service on the debt obligations issued. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Funds will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and the actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, the current market for asset-backed securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions, as is the case with mortgage-backed securities, explained above. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Series A and Series T may invest in asset-backed securities that are categorized as collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Equipment trust certificates ("ETCs") and Enhanced Equipment Trust Certificates ("EETCs"). Series A and Series T may invest in ETCs and EETCs. ETCs are typically issued by railroads, airlines or other transportation firms, and the proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. EETCs are similar to ETCs, except that the security has been divided into two or more classes, each with different payment priorities and asset claims. Holders of ETCs and EETCs must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

Zero coupon and delayed interest securities. Series A and Series T may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and the securities' value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying US government securities.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Loan participations and assignments. Each of Series A and Series T may invest up to 5% of its net assets in the UBS Opportunistic Loan Relationship Fund, a series of UBS Relationship Funds (the "Loan Fund"), to gain exposure to the global loan market. The Loan Fund primarily invests in floating, variable and fixed rate loans made to or issued by US and non-US companies and partnerships typically through loan assignments, but also through participations in loans. The Loan Fund primarily invests in senior secured loans, but may also purchase senior unsecured, subordinated, and junior loans. Loans in general are subject to the general risks of fixed income investing including credit, prepayment, extension and, to a lesser extent, interest rate risks. The possible fluctuations in the Loan Fund's value would directly affect the value of a Fund to the extent that the Fund is invested in the Loan Fund and, therefore, the Funds are subject to the same risks as the Loan Fund.

A senior loan is typically originated, negotiated and structured by a US or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors. The Agent typically administers and enforces the loan on behalf of the other loan investors and typically holds any collateral on behalf of the loan investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Senior loans typically hold the most senior position in the capital structure of a business entity, and therefore have priority over the claims of most or all other creditors on the borrower's cash flow in the event of default. Senior secured loans are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Senior unsecured loans are not supported by collateral and, in such cases, the Loan Fund would not have a claim on any specific asset or stock of the borrower, which results in a greater risk of loss. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The amount of public information available with respect to senior loans may be less extensive than that available for registered or exchange listed securities.

Junior loans or second lien loans are subject to the same general risks inherent to any loan investment, but due to their lower place in a borrower's capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. A junior loan may have a claim on the same collateral pool as the senior loan or it may be secured by a separate set of assets, such as property, plants, or equipment.

The Loan Fund purchases loans primarily through assignments, but may also purchase participation interests in loans. The agent and the original lenders of a loan typically have the right to sell interests ("participations") in their share of the loan to other participants or to assign all or a portion of their interests ("assignments") in the loan to other parties. When the Loan Fund purchases an assignment, it typically has a direct contractual relationship with the borrower and may enforce compliance by the borrower with the terms of the loan agreement. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning loan investor and becomes a loan investor under the loan agreement with the same rights and obligations as the assigning loan investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning loan investor.

When the Loan Fund acquires a participation in a loan, it typically has a contractual relationship only with the lender, not with the borrower, and, therefore, the Loan Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Loan Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with purchasing participations, the Loan Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, the Loan Fund assumes the credit risk of both the borrower and the loan investor selling the participation. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation. Even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation may be impaired. The Loan Fund will acquire participations only if the lender interpositioned between the Loan Fund and the borrower is determined by the Advisor to be creditworthy. In the event of the insolvency of the loan investor selling a participation, the Loan Fund may be treated as a general creditor of such loan investor. The selling loan investors and other persons interpositioned between such loan investors and the Loan Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The rate of interest payable on floating rate corporate loans or corporate debt securities is established as the sum of a base lending rate, such as the London Inter-Bank Offered Rate (LIBOR), plus a specified margin (typically between 2% to 4%). The Advisor believes that such spreads significantly reduce the impact of interest rate movements as compared to other debt securities. The interest rate on LIBOR-based loans and securities is reset periodically, typically at regular intervals ranging between 30 and 90 days. In the alternative, a portion of the Loan Fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investments with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Loan Fund's share price as a result of changes in interest rates.

Loans are generally not traded on a national securities exchange, but are traded on active secondary markets. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Loan Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some loans and certain loans may be subject to restrictions on resale. In addition, a secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of the Loan Fund to realize full value and thus cause a decline in its net asset value.

The Advisor has chosen to remain on the public side of all loan transactions by refusing access to non-public information about a borrower that may otherwise be available to the portfolio manager or his team as a consequence of typical loan terms requiring borrowers to provide non-public information periodically to lenders.

The Advisor refuses such non-public information as the receipt of such information would require the portfolio manager and his team to be "walled off" from other portfolio managers, traders and research staff, which would inhibit the Loan Fund's opportunity to leverage research and analysis from other portfolio management teams and may increase the costs of the Loan Fund. However, by not receiving the non-public information about a borrower, the portfolio manager and credit analysts may not receive certain information to which the Loan Fund would otherwise have been entitled that otherwise may have affected its decision to invest in the loan. In certain instances, however, the Advisor may seek access to non-public information with respect to a particular loan currently held by the Loan Fund if the loan has defaulted or is in danger of default or if the Fund is a material holder of the loan during a significant change in the terms of the loan. In these situations the Advisor may be restricted from trading the loan or other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

Real estate investment trusts ("REITs"). Series A and Series T may invest in debt obligations issued by REITs. Series G may invest in equity interests issued by REITs and non-US REIT-like entities. A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. In addition, a shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs.

REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.

In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the 1940 Act.

Other investments. The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with such Fund's investment objective and that it would not violate any fundamental investment policies or restrictions of the Fund.

Investments relating only to Series A

Short sales. Series A may, from time to time, sell securities short. In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities) will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale. Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, the Fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the Fund's potential for loss.

Until the Fund replaces a borrowed security, the Fund will designate Segregated Assets in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Advisor and the Fund believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at an exercise price that covers the obligation), or by the Fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. The Fund is also required to repay the lender of the stock any dividends or interest that accrues on the stock during the period of the loan.

Investments relating only to Series M

Demand features.  A demand feature gives the Fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation Interests" below, to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.

Participation interests.  Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

A participation interest gives the Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund's participation interest plus accrued interest. Generally, the Fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the Fund's portfolio in accordance with its investment objective and policies, or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The Advisor seeks to monitor the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Tender option bonds.  Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from biweekly to semiannually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the Fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

Put bonds.  A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If the put is a "one time only" put, the Fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of the Advisor, it is in the best interest of the Fund to do so. There is no assurance that the issuer of a put bond acquired by the Fund will be able to repurchase the bond upon the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer.

Tax-exempt commercial paper and short-term municipal notes.  Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

Inverse floaters.  The Fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts—an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. Because of the market volatility associated with inverse floaters, the Fund will not invest more than 10% of its total assets in inverse floaters.

Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the Fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

Mortgage subsidy bonds.  The Fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases, the repayment of such bonds depends upon annual legislative appropriations; in other cases, repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

Opinions as to validity of municipal bonds.  Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from the AMT are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Fund nor the Advisor reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by the Fund or the exempt-interest dividends received by the Fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of, and interest on, their municipal bonds may be materially and adversely affected.

Stand-by commitments.  The Fund may acquire stand-by commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the Fund's portfolio or that are being purchased by the Fund, at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Fund, whichever is later. The Fund may acquire such commitments to facilitate portfolio liquidity.

The Fund would enter into stand-by commitments only with those banks or other dealers that, in the opinion of the Advisor, present minimal credit risk. The Fund's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although the Fund could sell the underlying municipal bonds to a third party at any time. The Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal bonds. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Whether the Fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the Fund.

Strategies for using derivative-type instruments

Swaps. The Funds may engage in swaps, including, but not limited to, interest rate, currency and total return swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. Series A, Series M and Series T may also engage in credit default swaps. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities, to gain exposure to certain markets or returns in the most economical way possible, to earn income or to enhance returns.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices, during the specified period) in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on LIBOR, or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. A Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap transactions involve greater risks than if a Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. A Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

Series A, Series M and Series T also may enter into credit default swap agreements. A Fund may enter into a credit default swap on a single security or instrument or on a basket or index of securities (sometimes referred to as a "CDX" transaction). The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or the seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to a Fund. When a Fund acts as a seller of a credit default swap, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Series M also may engage in interest rate lock transactions. In an interest rate lock transaction, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.

The Funds may also purchase swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The Advisor and the Trust do not believe that the Funds' obligations under swap contracts are senior securities and, accordingly, the Funds will not treat them as being subject to its borrowing or senior securities restrictions. However, with respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which a Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Futures. The Funds (except for Series M) may enter into contracts for the purchase or sale for future delivery of securities and indices. Futures on securities may include interest rate futures, which are contracts for the purchase or sale for future delivery of a debt security. The Funds (except for Series M) may also enter into contracts for the purchase or sale for future delivery of foreign currencies. Series M may purchase and sell municipal bond index futures contracts, municipal debt futures contracts, interest rate futures contracts and treasury futures.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant (an "FCM") selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contract price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the custodial accounts of a Fund. The Funds may also effect futures transactions through FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

The Funds will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, the Funds may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, a Fund may invest in futures contacts that are contractually required to be "cash-settled," rather than requiring the delivery of the securities. The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is contractually required to "cash-settle," a Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. With respect to a futures contract that is not contractually required to "cash-settle," a Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments.

The Funds may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Funds may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

Futures strategies also can be used to manage the average duration of a Fund's portfolio. If the Advisor wishes to shorten the average duration of the Fund's portfolio, the Fund may sell a futures contract or a call option thereon or purchase a put option on that futures contract. If the Advisor wishes to lengthen the average duration of the Fund's portfolio, the Fund may buy a futures contract or a call option thereon or sell a put option thereon.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Series M also may invest in municipal bond index futures contracts and municipal debt futures contracts. A municipal bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract. Municipal debt futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options. The Funds may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. A Fund may also purchase and write call options on particular market segment indices to achieve exposure to a specific industry. A Fund may also purchase and write options on futures contracts on which it is allowed to invest.

The Funds may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Funds may purchase call options on securities. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Series M may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of its total assets. In addition, the aggregate value of securities underlying put options written by Series M, determined as of the date the put options are written, will not exceed 50% of its net assets. The aggregate premiums paid on all options (including options on securities and securities indices and options on futures contracts) purchased by Series M that are held at any time will not exceed 20% of its net assets.

Call writing—A Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to a Fund in writing calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Funds will generally write call options on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

From time to time, Series A or Series T will write a call option that is not covered as indicated above, but where the Fund's custodian will maintain Segregated Assets for the term of the option having a value equal to the fluctuating market value of the optioned securities or currencies, marked-to-market daily, in accordance with SEC positions. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Funds to the risks of writing uncovered options. When writing uncovered call options, a Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, a Fund's loss could be significant.

Purchasing put options—The Funds may purchase put options. A put option purchased by a Fund gives it the right to sell one of its securities for an agreed upon price up to an agreed upon date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Funds may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Funds may also write put options on a secured basis, which means that the Funds' custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options. The Funds may purchase exchange-listed call options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or particular market segments. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Funds may purchase put options on stock and fixed income indices and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect a Fund's investments in the case of a major redemption.

The Funds may also write (sell) put and call options on stock and fixed income indices. While the option is open, the Funds' custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices. The Funds' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Forward foreign currency contracts. The Funds (except for Series M) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contract's full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the Funds' custodian or sub-custodian will maintain Segregated Assets in an amount equal to the net amount owed (the unrealized loss) by the Fund.

Non-deliverable forwards. The Funds (except for Series M) may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount not less than the value of the Fund's unrealized loss under such non-deliverable forward transaction. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will equal the amount of the Fund's unrealized loss under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Options on foreign currencies. The Funds (except for Series M) also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Funds' exposure to changes in currency exchange rates. The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Funds may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Funds to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may also engage in options transactions for non-hedging purposes. The Funds may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to a Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Funds' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Funds' custodian.

With respect to writing put options, at the time the put is written, the Funds' custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Structured notes. Series A and Series T may invest in structured notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, a Fund, to the extent required by the SEC, will maintain Segregated Assets in accordance with SEC positions to cover its obligations with respect to such instruments.

Credit-linked securities. Series A and Series T may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. A Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

A Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the underlying corporate debt obligations or credit default swaps, go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), a Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent that a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such an issuer presents greater risk of loss to a Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, a Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, a Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to a Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. A Fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and a Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, a Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to a Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Strategies for using derivative instruments—swaps" for a description of additional risks associated with credit default swaps.

Equity participation notes or equity linked notes (collectively "EPNs") (Series G only). Series G may invest up to 10% of its total assets in EPNs. An EPN is a debt instrument whose return is determined by the performance of a single equity security. When purchasing an EPN, the Fund pays the counterparty the current value of the underlying security plus a commission. During the time that the EPN is owned, the price of the EPN will fluctuate in accordance with the price fluctuation of the underlying security, with a currency adjustment to reflect the fact that EPNs are generally priced in US dollars whereas the underlying security is generally denominated in a foreign currency. At maturity or sale, the EPN owner's profit or loss is the sum of the appreciation/depreciation of the underlying security, plus the appreciation/depreciation of the underlying security's currency relative to the US dollar, less any commissions paid. The Fund only invests in EPNs for which the underlying security is a permissible investment pursuant to the Fund's investment policies and restrictions.

The Fund invests in EPNs only to gain exposure to equities in foreign markets where direct investments in equity securities are not easily accessible or otherwise obtainable. The Fund may only invest in EPNs that are unleveraged and that do not have a "cap" or a "floor" on the maximum principal amount to be repaid to the Fund at maturity. In addition, the Fund may only invest in EPNs that are based on the performance of a single underlying equity security; that have no premium or discount in relation to the underlying asset; and that provide for the retention of dividend rights. Investments in EPNs will only be made if the counterparty is a financial institution rated at least A1 by S&P or P1 by Moody's.

EPNs possess the risks associated with the underlying security, such as market risk, and, with respect to EPNs based on foreign securities, foreign securities and currency risks. EPNs, however, involve greater risks than if the Fund had invested in the underlying security directly, since, in addition to general market and foreign securities risks, EPNs are subject to counterparty, credit and illiquidity risks. Counterparty risk is the risk that the issuer of the EPN may fail to pay the full amount due at maturity or redemption. In addition, an investment in an EPN creates exposure to the credit risk of the issuing financial institution. Also, the secondary market for EPNs may be limited, and the lack of liquidity in the secondary market may make EPNs difficult to dispose of and to value. In choosing EPNs appropriate for the Fund, the Advisor will select only those EPNs that have demonstrated patterns of brokers willing to provide liquidity on demand to ensure that the EPNs maintain their liquidity. The Fund, however, will treat EPNs as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Investment limitations of the Funds

Fundamental limitations. The investment limitations set forth below are fundamental policies and may not be changed by a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund's total assets will not be considered a violation. Each Fund may not:

(1)  Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

(2)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(3)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities (with respect to Series M and Series T, up to 10% of the Fund's net assets) to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof;

(4)  Make loans to other persons, except: (1) with respect to Series A, Series M and Series T: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan; and (2) with respect to Series G and Series S: (a) through the lending of its portfolio securities or to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted to the SEC; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

(5)  Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required;

(6)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies or, with respect to Series M, tax-exempt municipal securities) (provided that, with respect to Series T, investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation); and

(7)  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares.

In addition, Series G, Series S and Series T may not:

Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

The Underlying Funds may have different fundamental and non-fundamental limitations from those of Series A and Series T.

Trustees and officers; principal holders and management ownership of securities

Board of Trustees

Organization of the Board

The Board of Trustees of the Trust is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Funds. The Board of Trustees elects the officers of the Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the Trust. The Board of Trustees of the Trust is comprised of six Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the 1940 Act and one Interested Trustee who is affiliated with the Advisor. Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Mr. Reilly also acts as liaison between the Fund's Chief Compliance Officer and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board of the Trust meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.

The Board has two standing committees, an Audit Committee and a Nominating, Compensation and Governance Committee (the "Nominating Committee"). As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Trust's Board and the Trust's governance procedures.

Each Independent Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof. The Audit Committee met four times during the fiscal year ended December 31, 2010.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met twice during the fiscal year ended December 31, 2010.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Funds' service providers, while also providing the Board with the invaluable insight of an Interested Trustee, who, as an officer of the Advisor, participates in the day-to-day management of the Trust's affairs, including risk management.

Board oversight of risk management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters.

The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Funds and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Funds. The Board discusses these reports and the performance of the Funds and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change a Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Funds.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Funds. Such reports also include information concerning illiquid securities held by the Funds. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of each Fund's year end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the Trust's Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, Edward M. Roob and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board. In addition, the Board considered that Shawn Lytle would contribute valuable experience due to his position with the Advisor.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS Global AM are listed below. None of the Trustees is an "interested person" (as defined in the 1940 Act) of the Trust. The Trustees may be referred to herein as "Independent Trustees."

Independent trustees

Name, address and age	Position(s) held with Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 53 A.C. Advisory, Inc. 150 N. Wacker Drive Suite 2160 Chicago, Illinois 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since October 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM serves as investment advisor or manager.	Ms. Cepeda is director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndham International, Inc. (from 2004 to 2006).

John J. Murphy; 67 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the President of Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

Frank K. Reilly; 75 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Reilly is a Director of Discover Bank, a subsidiary of Discover Financial Services.

Name, address and age	Position(s) held with Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Edward M. Roob; 76 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2002	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

Abbie J. Smith; 58 The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is a Boris and Irene Stern Professor of Accounting in The University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is a co-founding partner and Director of Research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (2001-2002).	Ms. Smith is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM serves as investment advisor or manager.	Ms. Smith is a director of HNI Corporation (since 2000) and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 portfolios).

J. Mikesell Thomas; 60 1353 Astor Street Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008); President and CEO of First Chicago Bancorp. (since 2008); CEO of First Chicago Bank and Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to 2008). Mr. Thomas was an independent financial advisor (2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University HealthSystem. Mr. Thomas was previously a director of First Chicago Bancorp. (from 2008 to July 2010) and First Chicago Bank and Trust (from 2008 to July 2010).

Interested trustee

Name, address and age	Position(s) held with Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Shawn Lytle; 41(2) 1285 Avenue of the Americas New York, NY 10019-6028	Interested Trustee	Since February 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global AM (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global AM.	Mr. Lytle is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

(1)  Each Trustee holds office for an indefinite term.

(2)  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

Officers

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director (since 2000)) and deputy general counsel (since 2005) at UBS Global AM (US) and UBS Global AM (collectively, "UBS Global AM—Americas region"). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Thomas Disbrow*; 45	Vice President, Treasurer and Principal Accounting Officer	Since 2004 (Vice President) and 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director (since 2007)) and head of North Americas fund treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director (since 2006)) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from 2005 to 2006. Prior to that he was a senior manager with PFPC Worldwide since 2000. Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Mark F. Kemper**; 53	Vice President and Secretary	Since 2002 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM from 2001 to 2004. He has been secretary of UBS Global AM—Americas region since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director (since 2000)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Tammie Lee*; 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that, she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Steven LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer for 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since 1996. Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers and CitiFunds mutual funds) from 2003 to 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

†  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

Information about trustee ownership of Fund shares

Independent trustee	Dollar range of equity securities in trust†	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager†
Adela Cepeda	None	$10,001 - $50,000

John J. Murphy	None	None

Frank K. Reilly	None	over $100,000

Edward M. Roob	None	over $100,000

Abbie J. Smith	None	None

J. Mikesell Thomas	None	None

Interested trustee	Dollar range of equity securities in trust†	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager†
Shawn Lytle	None	over $100,000

†  Information regarding ownership is as of December 31, 2010.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - 10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

Information about independent trustee ownership of securities issued by UBS Global AM or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM or UBS Global AM (US)

As of December 31, 2010, the Independent Trustees did not own any securities issued by UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (US).

Compensation table

Name and position held	Annual aggregate compensation from UBS Global AM on behalf of the trust(1)	Pension or retirement benefits accrued as part of fund expenses	Total compensation for the trust and fund complex paid to trustees(2)
Adela Cepeda, Trustee	$10,890	N/A	$160,000
John J. Murphy, Trustee	$10,884	N/A	$153,000
Frank K. Reilly, Trustee	$11,911	N/A	$180,000
Edward M. Roob, Trustee	$10,890	N/A	$160,000
Abbie J. Smith, Trustee	$10,884	N/A	$153,000
J. Mikesell Thomas, Trustee	$11,911	N/A	$175,000

(1)  Represents aggregate annual compensation paid by UBS Global AM on behalf of the Trust to each Trustee indicated for the fiscal year ended December 31, 2010.

(2)  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies (three registered investment companies with regard to Mr. Murphy and Ms. Smith) managed by UBS Global AM for the fiscal year ending December 31, 2010.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating Committee, for serving as chairman of the Nominating Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

There is not a separate Investment Committee. Items pertaining to these matters are submitted to the full Board.

Principal holders and management ownership of securities

As of April 1, 2011, none of the Trustees or officers of a Fund beneficially owned any of the outstanding shares of a Fund.

As of April 1, 2011, management is not aware of any person who beneficially owns 5% or more of a Fund's shares.

Investment advisory, administration, principal underwriting and other service arrangements

Advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Funds pursuant to its investment advisory agreements with the Trust on behalf of each Fund (the "Agreements"). UBS Global AM is the Funds' investment advisor and administrator. UBS Global AM is an investment management firm managing approximately $152 billion, as of December 31, 2010, primarily for institutional pension and profit sharing funds. UBS Global AM is an indirect wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $598 billion in assets under management as of December 31, 2010. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Funds.

As of March 31, 2010, the Advisor also serves as the investment advisor or sub-advisor to thirty-three other investment companies: EQ Advisors Trust: Growth and Income Fund; Fort Dearborn Income Securities, Inc.; Global High Income Dollar Fund Inc.; GuideStone International Equity Fund; ING UBS U.S. Large Cap Equity Portfolio; John Hancock Funds II: Large Cap Fund; John Hancock Trust: Large Cap Trust; Laudus Growth Investors US Large Cap Growth Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Diversified Target Return Fund; Northern Multi-Manager International Equity Fund; Pacific Life Funds (PLF) Large Cap Growth Fund; Pacific Select Fund (PSF) Large-Cap Growth Portfolio; Principal Investors Fund, Inc.: Partners LargeCap Value Fund I; Russell Investment Company Emerging Markets Fund; Russell Investment Company International Developed Markets Fund; SEI International Fixed Income Fund; Strategic Global Income Fund Inc.; TA IDEX UBS Large Cap Value Portfolio; The UBS Funds; UBS Cashfund Inc.; UBS Investment Trust; UBS Managed Municipal Trust; UBS Master Series, Inc.; UBS Money Series; UBS Municipal Money Market Series; PACE Select Advisors Trust; UBS Relationship Funds; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; USAA Growth & Income Fund; and Wilshire Large Cap Core 130/30 Fund.

Pursuant to its Agreements with the Trust, on behalf of the Funds, UBS Global AM does not receive a fee from the Funds for providing investment advisory services. Although the Funds do not compensate UBS Global AM directly for its services under the Agreements, UBS Global AM may benefit from the Funds being an investment option in a wrap program sponsored by UBS Global AM or certain other programs advised or sub-advised by UBS Global AM or its affiliates. UBS Global AM is responsible for paying expenses it incurs in providing advisory services as well as the following expenses: (1) the fees and expenses of the Trust's Non-Interested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with UBS Global AM; (3) interest expenses; (4) taxes and governmental fees; (5) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (6) auditing and legal costs; (7) insurance premiums; (8) fees and expenses of the Trust's custodian, administrative and transfer agent and any related services; (9) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (10) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (11) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (12) fees and expenses of membership in industry organizations.

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by UBS Global AM of its obligations and duties under the Agreements, UBS Global AM shall not be subject to any liability whatsoever to the Funds, or to any shareholder of the Funds, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements, including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Funds. The Agreements terminate automatically upon their assignment and are terminable at any time without penalty by the Board or by vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to UBS Global AM or by UBS Global AM on 60 days' written notice to the Trust.

Portfolio managers

UBS Global AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Presented below is information about those individuals identified as portfolio managers of the Funds in the Funds' Prospectus.

The following table provides information relating to all accounts managed by the portfolio managers as of December 31, 2010:

	Registered investment companies			Other pooled investment vehicles			Other accounts
Portfolio manager (Funds managed)	Number		Assets managed (in millions)	Number		Assets managed (in millions)	Number		Assets managed (in millions)
Curt Custard (Series A)	7		$4,090	18		$10,264	12		$6,072
Andreas Koester (Series A)	7		$4,090	17		$10,229	12	(1)	$6,072
Jonathan Davies (Series A)	6		$3,776	17		$10,240	11	(2)	$5,954
Phillip A. Torres (Series A)	3		$713	4		$862	5		$0	(3)
Vincent Willyard (Series G)	6		$1,974	5		$717	18		$2,019
Wilfred Talbot (Series S)	2		$127	0		$0	2		$3
Elbridge Gerry (Series M)	3		$4,768	0		$0	15	(8)	$773
Michael Dow (Series T)	8	(4)	$776	9	(7)	$1,786	29	(5),(6)	$7,718

(1)  One account was calculated with the December 31, 2010 exchange rate of 1.3385.

(2)  Two accounts were calculated with the December 31, 2010 exchange rate of 1.3385.

(3)  Total assets in these accounts total less than $1 million.

(4)  This number includes assets managed for Funds/vehicles/accounts that are partially invested in other Funds/vehicles/accounts.

(5)  One account with assets of approximately $515 million is based on a performance fee.

(6)  Twenty-five accounts were calculated at an exchange rate as of December 31, 2010 of 1.0731.

(7)  All accounts were calculated at an exchange rate as of December 31, 2010 of 1.0731.

(8)  Eight accounts were calculated at an exchange rate as of December 31, 2010 of 1.0731.

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS Global AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of clients.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the Funds' portfolio managers, has up to three basic components—a fixed component (base salary and benefits), a variable and discretionary cash component and, for employees whose total compensation exceeds a defined threshold, a variable and discretionary deferred component. These are described in more detail below:

•  The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•  Variable compensation is determined annually on a discretionary basis. It is correlated with the individual's financial and non-financial contribution, as assessed through a rigorous performance assessment process, and on the performance of their respective function, of UBS Global AM and of UBS as a whole. As its name implies, variable compensation is liable to change and is delivered in cash and, when over a defined total compensation threshold, deferred.

•  Variable deferred—employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global AM funds are called Alternative Investment Vehicles or AIVs. UBS Global AM believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global AM strongly believes that aligning portfolio managers' variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm's clients. The total variable compensation available generally will depend on the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of a Fund versus its benchmark, and, where appropriate, peer strategies, over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Portfolio Manager/Fund*	Range of shares owned
Curt Custard Series A	None
Andreas Koester Series A	None
Jonathan Davies Series A	None
Phillip A. Torres Series A	None
Vincent Willyard Series G	None
Wilfred Talbot Series S	None
Elbridge Gerry Series M	None
Michael Dow Series T	None

*  As of the date of this SAI.

Administrative, accounting, custody and transfer agency-related services

Administrative and accounting services. UBS Global AM serves as administrator to the Trust. As administrator, UBS Global AM supervises and manages all aspects of the Trust's operations. Under the Administration Contract, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Trust, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to UBS Global AM, or by UBS Global AM on 60 days' written notice to the Trust. UBS Global AM does not charge the Fund a fee for providing administrative services to the Funds.

The Trust, on behalf of the Fund, has entered into a Multiple Services Agreement among the Trust, UBS Global AM (US) and JPMorgan Chase Bank ("JPMorgan Chase"). As authorized under the Multiple Services Agreement, JPMorgan Chase has entered into an agreement with J.P. Morgan Investors Services Co. ("J.P. Morgan"), a corporate affiliate of JPMorgan Chase, under which J.P. Morgan provides accounting, portfolio valuation services and certain administrative services for the Funds. J.P. Morgan is located at 70 Fargo Street, Boston, MA 02210. UBS Global AM (US) pays J.P. Morgan for the services that it provides under the Multiple Services Agreement. For the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010, $0 was paid to J.P. Morgan by the Funds for administrative and accounting services.

Custody services. JPMorgan Chase, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Funds. UBS Global AM (US) pays JPMorgan Chase for the custodian services it provides to the Funds.

Transfer agency-related services.  BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) ("PNC Servicing"), a subsidiary of BNY Mellon Bank, N.A., serves as the Funds' transfer agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Principal underwriting arrangements

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)" or the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, New York 10019-6028, acts as the principal underwriter of the shares of the Funds pursuant to a Principal Underwriting Contract with the Trust ("Principal Underwriting Contract"). The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds.

Personal trading policies. The Trust, the Underlying Funds, UBS Global AM and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the UBS Global AM and the Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which a Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security that is held by the Funds; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures; (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts (Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Funds, or was being considered for purchase or sale by the Funds); and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies. The Board of Trustees believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM. Following is a summary of UBS Global AM's proxy voting policy.

You may obtain information about each Fund's proxy voting decisions, without charge, online on the Trust's Web Site (www.ubs.com/ubsglobalam-proxy) or on the EDGAR database on the SEC's Web Site (www.sec.gov) for the most recent 12-month period ending June 30th.

The proxy voting policy of the Advisor is based on its belief that voting rights have economic value and should be treated accordingly. Generally, the Advisor expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. The Advisor may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with the Advisor's proxy voting policy.

When the Advisor's view of a company's management is favorable, the Advisor generally supports current management initiatives. When the Advisor's view is that changes to the management structure would probably increase shareholder value, the Advisor may not support existing management proposals. In general, the Advisor generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, the Advisor focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. The Advisor exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

The Advisor has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, the Advisor has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever the Advisor is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Portfolio holdings disclosure policies and procedures

Introduction. UBS Global AM and the Trust's Board of Trustees have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Funds (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds' portfolio holdings will not be made available to anyone outside of UBS Global AM unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Funds' Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS Global AM Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM Legal and Compliance Departments will periodically review how a Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders, service providers, UBS Global AM affiliates, fiduciaries, and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

The Trust's Board of Trustees exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the Chief Compliance Officer of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board of Trustees.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS Global AM, for legitimate fund business purposes, may disclose the Funds' complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in kind, and other third-parties that provide services (collectively, "Service Providers") to UBS Global AM and/or the Funds.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS Global AM, or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds' shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS Global AM Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Global Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Funds' complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS Global AM Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material non-public information, as such duties are imposed under the Trust's and/or UBS Global AM's Code of Ethics, the Funds' policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS Global AM's Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Funds; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM or the Funds; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Funds' current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS Global AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Funds are:

•  JP Morgan Chase Bank, the Funds' Custodian, receives portfolio holdings information daily on a real-time basis in connection with the custodian, valuation and derivatives collateral management services it provides to the Funds.

•  Ernst & Young LLP, each Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment advisor, administrator or custodian for the Funds may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person, including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM Legal and Compliance Departments is authorized to give such consent except as approved by the Trust's Board of Trustees. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Global Asset Management Fund portfolio managers and senior officers of UBS Global AM Finance, UBS Global AM Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM who has been authorized by the UBS Global AM Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Funds or their portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Funds that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS Global AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising a Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, UBS Global AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration. Neither UBS Global AM, the Funds nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Portfolio transactions

UBS Global AM is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. UBS Global AM is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreement with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliated brokers and dealers used to execute transactions for the Funds.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if UBS Global AM determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Funds, as to which UBS Global AM exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, UBS Global AM considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds or to UBS Global AM. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows UBS Global AM to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. UBS Global AM is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing UBS Global AM's research.

UBS Global AM effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by UBS Global AM, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of UBS Global AM, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). UBS Global AM will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another account. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of UBS Global AM, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with UBS Global AM or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds or UBS Global AM may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, FCMs who are affiliated with UBS Global AM or the Funds in accordance with procedures adopted by the Board.

The Funds incurred brokerage commissions as follows:

	Fiscal year ended December 31,
Fund*	2010		2009		2008
Series A	$31,638		$30,513		$45,920
Series M	0		0	(1)	6,557
Series T	2,064	(2)	0		0

*  Series G and Series S had not commenced operations as of the time period indicated.

(1)  The decrease in brokerage commissions paid from 2008 to 2009 was due to a decrease in derivatives transactions.

(2)  The increase in brokerage commissions paid from 2009 to 2010 was due to an increase in derivatives transactions.

During the fiscal year ended December 31, 2010, the Funds' commissions for securities transactions to brokers which provided research services to the Funds were as follows:

Fund	Value of Securities Transactions	Brokerage Commissions
Series A	$22,930,377	$21,646
Series M	0	0
Series T	0	0

For the fiscal year ended December 31, 2010, Series A paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Securities, LLC	% of aggregate commissions paid to UBS Securities, LLC	% of aggregate dollar amount paid to UBS Securities, LLC
Series A	$941	2.97%	0.06%

For the fiscal year ended December 31, 2009, Series A paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Securities, LLC	% of aggregate commissions paid to UBS Securities, LLC	% of aggregate dollar amount paid to UBS Securities, LLC
Series A	$939	3.08%	0.06%

For the fiscal year ended December 31, 2008, Series A paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Securities, LLC	% of aggregate commissions paid to UBS Securities, LLC	% of aggregate dollar amount paid to UBS Securities, LLC
Series A	$560	1%	2%

As of December 31, 2010, the following Funds owned securities issued by the following companies, which are regular broker-dealers for such Funds:

SMA Relationship Trust—Series A Issuer	Value
Bank of America Corp.	$36,018
Bank of New York Mellon Corp.	57,380
Barclays PLC	163,722
Credit Suisse AG	138,835
Deutsche Bank AG	200,277
JPMorgan Chase & Co.	1,154,892
Morgan Stanley	27,210
SMA Relationship Trust—Series M Issuer	Value
JPMorgan Chase & Co.	$77,231
SMA Relationship Trust—Series T Issuer	Value
Bank of America Corp.	$1,258,876
Barclays PLC	94,474
Citigroup, Inc.	3,743,843
Goldman Sachs & Co.	3,698,232
JPMorgan Chase & Co.	36,542,805
Morgan Stanley	1,668,509

Portfolio turnover

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing: (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

The portfolio turnover rate of each Fund for the fiscal years ended December 31, 2010, 2009 and 2008 was as follows:

	Fiscal year ended December 31,
Fund*	2010		2009		2008
Series A	50%		37%		24%
Series M	116	(1)	61		60
Series T	276	(2)	102	(3)	9

*  Series G and Series S had not commenced operations as of the time period indicated.

(1)  The increase in the portfolio turnover of Series M for the fiscal year ended December 31, 2010 was the result of the Fund serving as one component of an affiliated wrap program for which the Advisor rebalanced the wrap account.

(2)  The increase in the portfolio turnover of Series T for the fiscal year ended December 31, 2010 was due to increased investor and portfolio activity.

(3)  The increase in the portfolio turnover of Series T for the fiscal year ended December 31, 2009 was due to the increase in investment securities held directly by the Fund. In prior fiscal years, the majority of the Fund's investments were comprised of investments in other investment companies.

The portfolio turnover rate for Series G and Series S may exceed 100%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

Redemption information and other services

Additional redemption information. No notice need be given to shareholders if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

If conditions exist that make cash payments undesirable, a Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Funds (except Series T) have elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period with respect to any one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

A Fund may suspend redemption privileges or postpone the date of payment during any period: (1) when the New York Stock Exchange (the "NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholders' cost, depending on the market value of the Fund's portfolio at the time.

Service organizations. The Funds may authorize service organizations, and their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations. The Funds will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the service organizations or their agents.

Valuation of shares

Each Fund determines its net asset value per share normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global AM, the investment advisor of the Funds.

If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities and instruments for which a broader range of dealer quotations and last-sale information is available. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Potential conflicts of interest

Activities of UBS Global AM and its affiliates (collectively, "UBS Global Asset Management"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS Global Asset Management is a large asset management firm with approximately $598 billion in assets under management worldwide as of December 31, 2010.(1) UBS Global Asset Management offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Global Asset Management has around 3,500 employees located in 24 countries. UBS Global Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be

(1)  UBS Global AM manages approximately $152 billion as of December 31, 2010.

involved in the investment activities and business operations of a Fund, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by a Fund. This section sets forth considerations of which investors in a Fund should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global Asset Management that could disadvantage the Funds. To address these potential conflicts, UBS and UBS Global Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global Asset Management's and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, and the allocation of investment opportunities

UBS' other activities may have an impact on the Funds. UBS Global AM makes decisions for the Funds in accordance with its obligations as investment advisor to the Funds. However, UBS' other activities may, at the same time have a negative impact on the Funds. As a result of the various activities and interests of UBS, it is likely that the Funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global AM, might cause UBS Global AM to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. UBS will be under no duty to make any such information available to the Funds or personnel of UBS Global AM making investment decisions on behalf of the Funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global AM making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Funds' investment objectives and subject to compliance with applicable law, UBS Global AM may purchase securities for the Funds during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global AM may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global AM will be current investors in companies engaged in an offering of securities which UBS Global AM may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global Asset Management's affiliates acting as a selling shareholder. UBS Global Asset Management may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global AM may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

Potential conflicts relating to the allocation of investment opportunities among the Fund and other UBS accounts. UBS Global Asset Management manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Funds, UBS Global AM may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. Each of the Funds and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. Neither UBS Global AM nor its affiliates will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.

Other potential conflicts relating to the management of the Fund by UBS Global Asset Management

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Global Asset Management's policies and procedures regarding information barriers, UBS Global Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of a Fund, UBS Global Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Global Asset Management or its affiliates (including UBS). UBS Global Asset Management will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither UBS Global Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that UBS Global Asset Management will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS Global Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM, and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS Global Asset Management's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by

UBS ("Client Accounts") may adversely impact the Funds. UBS and one or more Client Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, a Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding a Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal or proprietary trading described above, each of the Funds, UBS and UBS Global Asset Management, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

UBS Global Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Global Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which its related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global Asset Management will execute through an ECN in which a related person has an interest only in situations where it reasonably believes such transactions will be in the best interests of its clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Global Asset Management's affiliates may effect transactions for Funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Global Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds, UBS and UBS Global Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Funds, UBS and UBS Global Asset Management. To reduce the appearance of impropriety and the possibility that the Funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Global Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Funds.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Global Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Global Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global AM and its advisory affiliates, UBS Global AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global AM's clients may benefit advisory affiliates and their clients. UBS Global AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While it selects brokers primarily on the basis of the execution capabilities, UBS Global Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when it has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Its arrangements for the receipt of research services from brokers may create conflicts of interest, in that it has an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Global Asset Management and its advisory affiliates utilize a common portfolio and trading platform for its clients. Certain investment professionals and other employees are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global Asset Management's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global Asset Management and its advisory affiliates, it maintains an aggregated soft dollar budget. Therefore, research services that benefit its clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by its clients may benefit advisory affiliates and their clients.

UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because it believes that the research received is, in the aggregate, of assistance in fulfilling its overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Global Asset Management may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the U.S. or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Global Asset Management. This allocation is determined by its Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Global Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to its own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment process. As a practical matter, it would not be possible UBS Global Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Global Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for its clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger UBS Global Asset Management's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global Asset Management on behalf of the Funds to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global Asset Management on behalf of the Funds may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global Asset Management, in its sole discretion, deems it appropriate.

UBS Global Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS Global Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

The results of a Fund's investment activities may differ significantly from the results achieved by UBS Global Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which UBS Global Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to UBS Global Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for a Fund. Additionally, certain funds or accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

UBS Global Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of UBS Global Asset Management and/or UBS. UBS and its affiliates may also create, write or issue Derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global Asset Management or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS Global Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with UBS Global Asset Management, UBS and its affiliates on an arms-length basis. UBS Global Asset Management or UBS may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of UBS Global Asset Management and its affiliates.

It is also possible that, from time to time, UBS Global Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS Global Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by UBS Global Asset Management or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global Asset Management will consider the effect of redemptions on a Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that a Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. A Fund also may invest in securities of companies to which UBS Global Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other UBS Global Asset Management or UBS clients. In making investment decisions for a Fund, UBS Global Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global Asset Management in the course of these activities. In addition, from time to time, UBS' activities may limit a Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

Present and future activities of UBS Global Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM may buy for the Funds securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global AM) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global AM will make proxy voting decisions as it believes appropriate and in accordance with UBS Global Asset Management's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM with respect to a Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global Asset Management's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS Global AM is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM. A copy of Part I and Part II of UBS Global AM's Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).

Taxes

The following is a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Series A and Series T may invest either directly in portfolio securities or in Underlying Funds organized either as partnerships or corporations for federal income tax purposes. Different tax rules apply depending upon whether an Underlying Fund is classified as a partnership or corporation, which, in turn, could affect the amount, timing or character of the income distributed to shareholders of Series A and Series T.

Unless otherwise indicated, the discussion below with respect to a Fund includes, in the case of a Fund invested in an Underlying Fund classified as a partnership, its pro rata share of the Underlying Fund's income and assets, and, in the case of a Fund invested in an Underlying Fund classified as a corporation, its pro rata share of the dividends and distributions paid by the Underlying Fund.

Taxation of the Fund. Each Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company—In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

(i)  Distribution Requirement—the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

(ii)  Income Requirement—the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

(iii)  Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service ("IRS") with respect to such type of investment may adversely affect a Fund's ability to satisfy these requirements. See, "Tax treatment of portfolio transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund's income and performance.

A Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, a Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

As stated above under the heading, "Investment Advisory, Administration, Principal Underwriting and Other Service Arrangements," UBS Global AM does not receive a fee from the Funds for providing investment advisory services, but UBS Global AM may benefit from a Fund being an investment option in a wrap program sponsored by UBS Global AM. In the opinion of Ropes & Gray LLP, special tax counsel to the Funds, based on certain assumptions and representations, this fee arrangement will not prevent the dividends paid by a Fund from qualifying for the dividends-paid deduction under section 561 of the Code. Investors should be aware that there is no authority on point, and that an opinion of counsel is not binding on the IRS. The IRS has expressed positions contrary to this opinion and therefore may well disagree with the opinion. If this fee arrangement caused the dividends paid by a Fund to not qualify for the dividends-paid deduction because they were considered preferential dividends within the meaning of section 562(c) of the Code, the Fund would fail to qualify as a regulated investment company with the consequences described in the paragraph above. However, effective for distributions in tax years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010 ("RIC Mod Act"), eliminates the disallowance of a dividends-paid deduction for preferential dividends for publicly offered RICs such as the Funds.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance.

Capital loss carryovers—The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the RIC Mod Act, rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of a Fund beginning on or before December 22, 2010, a Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50%

"change in ownership" of the Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing a Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund's shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund's control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses—For taxable years of a Fund beginning after December 22, 2010, a Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, "Taxation of fund distributions—Distributions of capital gains" below). A "qualified late year loss" includes:

(i) any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year ("post-October losses"), and

(ii) the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary gains" mean other ordinary losses and gains that are not described in the preceding sentence. Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. For taxable years of a Fund beginning on or before December 22, 2010, the Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Undistributed capital gains—A Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund-of-funds corporate structure—In the case of a Fund that invests in Underlying Funds classified as corporations, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by a Fund may result in taxable distributions to Fund shareholders of ordinary income or capital gains. A Fund that is a fund of funds generally will not be able currently to offset gains realized by one Underlying Fund against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by a Fund or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Effective for taxable years of a Fund beginning after December 22, 2010, a Fund that is a "qualified fund of funds," meaning at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to the Fund's shareholders (a) foreign tax credits reported by an Underlying Fund that invests in foreign securities, and (b) exempt-interest dividends reported by an Underlying Fund that invests in tax-exempt obligations. In contrast, a Fund that is a fund of funds, but not so qualified, is not eligible to pass-through to the Fund's shareholders amounts reported by an Underlying Fund as foreign tax credits or exempt-interest dividends. A fund of funds, whether so qualified or not, is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund (see "Qualified dividend income for individuals" and "Dividends received deduction for corporations" below). However, dividends paid to shareholders by a fund of funds from interest earned by an Underlying Fund on US government obligations are unlikely to be exempt from state and local income tax (see "US government securities" below").

Excise tax distribution requirements—To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% (or 98.2% beginning January 1, 2011) of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Funds intend to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay some excise tax.

Foreign income tax—Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of fund distributions. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year if any typically in December. Each Fund dividend and capital gain distribution will be paid only in cash.

Distributions of net investment income—The Funds receive ordinary income generally in the form of dividends and/or interest on their investments in portfolio securities and their distributive share of the income of their Underlying Funds. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which income dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, "Qualified dividend income for individuals" and "Dividends-received deduction for corporations"

Distributions of capital gains—A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. A Fund investing in Underlying Funds may also derive capital gains through its redemption of shares of such Underlying Funds. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts ("REITs) (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).

Qualified dividend income for individuals—With respect to taxable years of a Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. "Qualified dividend income" means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits—If at the end of the fiscal year more than 50% in value of the total assets of (i) a Fund (including a Fund's pro rata share of the total assets of its Underlying Funds classified as partnerships) or (ii) if a Fund is a qualified fund of funds as described above under the heading "Taxation of the Fund—Fund-of-funds corporate structure", an Underlying Fund is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund (or Underlying Fund). If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. A Fund (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund (or Underlying Fund).

US government securities—To the extent a Fund (or an Underlying Fund classified as a partnership) invests in certain US government obligations, dividends paid by the Fund to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Fund or the Underlying Fund. To the extent an Underlying Fund organized as a corporation invests in US government obligations, dividends derived from interest on these obligations and paid to the corresponding Fund and, in turn, to you are unlikely to be exempt from state and local income tax. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie

Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Sales, exchanges and redemption of Fund shares. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different fund, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis reporting—Under the Energy Improvement and Extension Act of 2008, a Fund's transfer agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Tax shelter reporting—Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax treatment of portfolio transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, effect the amount, character and timing of dividends and distributions payable by a Fund to its shareholders.

In general—In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Fund's investment in such securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for the Fund—Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Funds in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received. The Fund may elect to characterize gains or losses from certain foreign currency contracts, futures and options as capital pursuant to IRC Section 988(a)(1)(B).

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a Fund's investments in derivatives and foreign currency-denominated instruments, and a Fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of the Fund beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions—A Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

PFIC securities—A Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund (or an Underlying Fund organized as a corporation) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund (or Underlying Fund) may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund (or Underlying Fund) in respect of deferred taxes arising from such income or gains.

Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-US REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. The Fund's pro rata share of any such taxes will reduce the Fund's return on its investment. A Fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in "PFIC securities." Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund's income from a US REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduits ("REMICs") or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income ("UBTI"), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. For purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company.

Securities lending—While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount ("OID") principles.

Investments in securities of uncertain tax character—A Fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding. By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number,

•  certify that this number is correct,

•  certify that you are not subject to backup withholding, and

•  certify that you are a US person (including a US resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US investors" heading below.

Non-US investors. Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by a Fund. Exemptions from this US withholding tax are provided for exempt-interest dividends, capital gain dividends paid by a Fund from its net long-term capital gains and, with respect to taxable years of a Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Exempt interest dividends—In general, exempt-interest dividends reported by a Fund to shareholders as paid from net tax-exempt income are not subject to US withholding tax.

Capital gain dividends and short-term capital gain dividends—In general, (i) a capital gain dividend reported by a Fund to shareholders as paid from its net long-term capital gains, or (ii) with respect to taxable years of a Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), a short-term capital gain dividend reported by a Fund to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of US real property interests (see the discussion below) are not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends—The Funds do not intend to account for or designate interest-related dividends for the benefit of non-US investors. As a result, non-US investors may be subject to more US withholding tax than would otherwise be the case.

Further limitations on tax reporting for short-term capital gain dividends for non-US investors—It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of short-term capital gain dividends. Additionally, a Fund's designation of short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits—Ordinary dividends paid by a Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business—If the income from a Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property—A Fund may invest in equity securities of corporations that invest in US real property, including US REITs. The sale of a US real property interest ("USRPI") by a Fund or by a US REIT or US real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund's non-US shareholders.

The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-US persons subject to US tax on disposition of a USRPI as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a US REIT or another RIC classified as a US real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled US REIT or RIC that is classified as a qualified investment entity) as follows:

•  The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a US-REIT if, in general, 50% or more of the RIC's assets consists of interests in US REITs and US real property holding corporations, and

•  You are a non-US shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•  If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to US withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident US income tax return.

•  In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2012 (unless such sunset date is extended or made permanent), except that after such sunset date, Fund distributions from a US REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax—Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. For decedents dying during 2010, the US federal estate tax was reinstated retroactively, except where the executor of the estate of a decedent makes an election to opt out of the estate tax and instead be subject to modified carryover basis rules. For decedents dying after 2010, an individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount. In addition, a partial exemption from US estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that generally would be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2012, unless such provision is extended or made permanent.

US tax certification rules—Special US tax certification requirements apply to non-US shareholders both to avoid US back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-US shareholder must provide a Form W-8 BEN (or other Form W-8 if applicable) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Effect of future legislation; local tax considerations. The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Additional Tax Information With Respect To Series M

The Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the Fund's total assets consists of municipal securities, which are exempt from federal income tax.

Exempt-interest dividends—Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below.

Additionally, the Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income.

Distributions of ordinary income and capital gains—Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Fund of ordinary income and capital gains will be taxable to shareholders as discussed above under "Taxation of fund distributions."

Qualified dividend income for individuals—Because the Fund's income is derived primarily from interest rather than dividends, none or a nominal part of its distributions are expected to be qualified dividend income eligible for taxation by individuals at long-term capital gain rates.

Dividends-received deduction for corporations—Because the Fund's income is derived primarily from interest rather than dividends, none or a nominal part of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative minimum tax—Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. However, under the ARRA, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax advisor before buying shares of the Fund.

Effect on taxation of social security benefits; denial of interest deduction; "substantial users"—Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax—To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the US Virgin Islands, and Guam), they also may be exempt from that state's personal income taxes. In addition, most states do not grant tax-free treatment to interest on state and municipal securities of other states.

Loss of status of securities as tax-exempt—Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, the Fund may be required to report to the IRS and send to you amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require you to file amended federal and state income tax returns for such prior year to report and pay tax and interest on your pro rata share of the additional amount of taxable income.

Redemptions at a loss within six months of purchase—Any loss incurred on the redemption or exchange of shares held for six months or less is disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. However, under the RIC Mod Act, this rule will not apply to any loss incurred on a redemption or exchange of shares of a fund that declares exempt-interest dividends daily and distributes them at least monthly for which a shareholder's holding period begins after December 22, 2010.

This discussion of "Taxes" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

Other information

Voting rights. Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the Trustees of the Trust. The shares of a Fund will be voted together. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

Legal counsel. Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103-7098, is legal counsel to the Trust and the Independent Trustees. Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as special tax counsel to the Trust.

Independent registered public accounting firm. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm for the Trust.

Financial statements

The Funds' Annual and Semiannual Reports to Shareholders, if available, for the periods ended December 31, 2010 and June 30, 2010, respectively, are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm (with respect to the Annual Report to Shareholders only) appearing therein are incorporated herein by reference.

Appendix

Ratings information

Corporate debt ratings

Moody's Investors Service, Inc. ("Moody's") describes classifications of corporate bonds as follows:

Aaa.  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa.  Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's also supplies numerical indicators, 1, 2 and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group ("S&P") describes classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (-): The ratings from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's Ratings of short-term obligations

There are three categories for short-term obligations that define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 (best quality) through MIG-3. Short-term obligations of speculative quality are designated SG.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature.

The short-term rating assigned to the demand feature of a VRDO is designated as VMIG. When either the long- or short-term aspect or a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings terminate at the retirement of the obligation, while a VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins or protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3. This designation denotes favorable quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG. This designation denotes speculative quality. Debt Instruments in this category lack margins of protection.

Description of short-term debt commercial paper ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1. Issuers (or supporting institutions) assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers (or supporting institutions) assigned this rating have an acceptable capacity for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime. Issuers assigned this rating do not fall within any of the Prime rating categories.

Commercial paper rated by S&P have the following characteristics:

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Funds and their principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Funds in any jurisdiction where the Funds or their principal underwriter may not lawfully sell those shares.

©2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.
Item No. S1178

SMA RELATIONSHIP TRUST

PART C

OTHER INFORMATION

ITEM 28.               EXHIBITS

(a)           Articles of Incorporation.

(1)           Registrant’s Agreement and Declaration of Trust, effective December 3, 2002, is incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A as filed with the U.S. Securities and Exchange Commission (“SEC”) via EDGAR on April 1, 2003.

(2)           Registrant’s Certificate of Trust, as filed with the State of Delaware on December 3, 2002, is incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 1, 2003.

(b)           By-Laws.

(1)           Registrant’s By-laws, as approved by the Board of Trustees on December 3, 2002, are incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 1, 2003.

(a)           Certificate of Vice President and Assistant Secretary amending the By-Laws dated April 23, 2008, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2008.

(c)           Instruments Defining Rights of Security Holders.

See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of the Registrant’s Agreement and Declaration of Trust, as incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 1, 2003.

See also, Article II, “Meetings of Shareholders,” and Article VII, “General Matters,” of the Registrant’s By-laws, as incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 1, 2003.

(d)           Investment Advisory Contracts.

(1)           Investment Advisory Agreement between the Registrant and UBS Global Asset Management (US) Inc., on behalf of Series M, dated October 8, 2003, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(2)           Investment Advisory Agreement between the Registrant and UBS Global Asset Management (US) Inc., on behalf of Series T, dated October 8, 2003, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(3)           Form of Transfer of Investment Advisory Agreement between the Registrant and UBS Global Asset Management (US) Inc., and UBS Global Asset Management (Americas) Inc, on behalf of Series M and Series T is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 28, 2006.

(4)           Form of Investment Advisory Agreement between the Registrant and UBS Global Asset Management (Americas) Inc., on behalf of Series A, dated March 10, 2008, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2008.

(5)           Investment Advisory Agreement between the Registrant and UBS Global Asset Management (Americas) Inc., on behalf of Series G, is filed herewith as Exhibit No. EX-99.d.5.

(6)           Investment Advisory Agreement between the Registrant and UBS Global Asset Management (Americas) Inc., on behalf of Series S, is filed herewith as Exhibit No. EX-99.d.6.

(e)           Underwriting Contracts.

(1)           Principal Underwriting Contract between the Registrant and UBS Global Asset Management (US) Inc., dated October 8, 2003, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(f)            Bonus or Profit Sharing Contracts.

Not Applicable.

(g)           Custodian Agreements.

(1)           Form of Multiple Services Agreement among the Registrant, UBS Global Asset Management (US) Inc. and JPMorgan Chase Bank is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(a)           Addendum (Fee Schedule) to Multiple Services Agreement dated May 7, 2010 is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 14, 2011.

(b)           Revised Schedule B3 (authorized signatories) to the Registrant’s Multiple Services Agreement is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2010.

(c)          Revised Schedule B1 (list of series) amended on April 12, 2011 to the Registrant’s Multiple Services Agreement is filed herewith as Exhibit No. EX-99.g.1.c.

(d)         Amendment to Addendum (Fee Schedule) to Multiple Services Agreement is filed herewith as Exhibit No. EX-99.g.1.d.

(h)           Other Material Contracts.

(1)           Administration Contract between the Registrant and UBS Global Asset Management (US) Inc., dated October 8, 2003, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(a)           Form of Administration Contract between the Registrant and UBS Global Asset Management (Americas) Inc. is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 28, 2006.

(b)           Exhibit A to the Administration Contract between the Registrant and UBS Global Asset Management (Americas) Inc. is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 14, 2011.

(2)           (a)           Form of Transfer Agency and Related Services Agreement among the Registrant, UBS Global Asset Management (US) Inc. and PFPC Inc. (currently known as BNY Mellon Investment Servicing (US) Inc.) (“BNY Mellon”) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(i)            Form of Amendment to Transfer Agency and Related Services Agreement among the Registrant, UBS Global Asset Management (Americas) Inc. and BNY Mellon is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 28, 2006.

(b)           Form of Transfer Agency — Related Services Delegation Agreement between UBS Global Asset Management (US) Inc. and BNY Mellon is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(c)           Revised Exhibit A to the Transfer Agency and Related Services Agreement among the Registrant, UBS Global Asset Management (US) Inc. and BNY Mellon dated April 30, 2011 is filed herewith as Exhibit No. EX-99.h.2.c.

(3)           Expense Agreement between the Registrant and UBS Global Asset Management (Americas) Inc., is filed herewith as Exhibit No. EX-99.h.3.

(i)            Legal Opinion.

(1)           Legal Opinion of Stradley, Ronon, Stevens & Young, LLP is filed herewith as Exhibit No. EX-99.i.1.

(j)            Other Opinions.

(1)           Consent of Ernst & Young LLP, Independent Auditors for the Registrant is filed herewith as Exhibit No. EX-99.j.1.

(2)           Consent of Ropes & Gray LLP, special tax counsel to the Registrant, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(3)           (a)           Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Frank K. Reilly, Walter E. Auch, Edward M. Roob, Adela Cepeda, J. Mikesell Thomas and W. Douglas Beck are incorporated herein by reference to the Registrant’s Registration Statement on

Form N-1A as filed with the SEC via EDGAR on April 28, 2006.

(b)           Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Thomas Disbrow and Kai Sotorp are incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 27, 2006.

(c)           Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to John J. Murphy and Abbie J. Smith are incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2009.

(d)           Power of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Mark E. Carver is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 14, 2011.

(e)          Power of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Shawn Lytle is filed herewith as Exhibit No. EX-99.j.3.e.

(k)           Omitted Financial Statements.

Not Applicable.

(l)            Initial Capital Agreements.

(1)           Letter of Understanding Relating to Initial Capital, dated August 29, 2003, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(m)          Rule 12b-1 Plan.

Not Applicable.

(n)           Rule 18f-3 Plan.

Not Applicable.

(p)           Codes of Ethics.

(1)           Joint Code of Ethics of Registrant, the investment adviser and the principal underwriter, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 14, 2011.

ITEM 29.               PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

ITEM 30.               INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever.  DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Indemnification of the Trustees and officers of the Registrant is provided for in Article VII of the Registrant’s Declaration of Trust dated December 3, 2002, as follows:

Article VII

Limitation of Liability and Indemnification of Agent

Section 1.              Limitation of Liability

(a)           For the purpose of this Article, “Agent” means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “Expenses” include, without limitation, attorneys’ fees and any expenses of establishing a right to indemnification under this Article.

(b)           An Agent shall be liable to the Trust and to any Shareholder solely for such Agent’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as “Disqualifying Conduct”), and for nothing else (including errors of judgment or mistakes of fact or law).

(c)           Subject to subsection (b) of this Section 1 and to the fullest extent that limitations on the liability of Agents are permitted by the DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust.

(d)           No Agent, when acting in its respective capacity as such, shall be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in subsections (b) and (c) of this Section 1, for any act, omission or obligation of the Trust or any Trustee thereof.  Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustee(s) shall not be personally liable thereon.

(e)           The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, the By-Laws, applicable law and their respective duties as officers or Trustees.  No such officer or Trustee shall be liable for any act or omission in accordance with such advice and no inference concerning liability shall arise from a failure to follow such advice.  The officers and Trustees shall not be required to give any bond hereunder, nor any surety if a bond is required by applicable law.

(f)            The limitation on liability contained in this Article applies to events occurring at the time a Person serves as an Agent, whether or not such Person is an Agent at the time of any Proceeding in which liability is asserted.

(g)           No amendment or repeal of this Article shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

Section 2.              Indemnification

(i)(a)        Indemnification by Trust.  The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such

Person is or was an Agent of the Trust, against Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith, or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful.  The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person’s conduct was unlawful.

(ii)(b)   Exclusion of Indemnification.  Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of the Agent’s Disqualifying Conduct.  In respect of any claim, issue or matter as to which that Person shall have been adjudged to be liable in the performance of that Person’s duty to the Trust or the Shareholders, indemnification shall be made only to the extent that the court in which that action was brought shall determine, upon application or otherwise, that in view of all the circumstances of the case, that Person was not liable by reason of that Person’s Disqualifying Conduct.

(iii)(c)      Required Approval.  Any indemnification under this Article shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Agent is proper in the circumstances by a majority vote of Trustees, even though such number of Trustees shall be less than a quorum, who are not parties to the Proceeding and have no economic or other interest in connection with such specific case; a committee of such Trustees designated by majority vote of such Trustees even though such number of Trustees shall be less than a quorum; or by independent legal counsel in a written opinion.

(iv)(d)     Advancement of Expenses.  Expenses incurred by an Agent in defending any Proceeding may be advanced by the Trust before the final disposition of the Proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it shall be determined ultimately that the Agent is not entitled to be indemnified as authorized in this Article.

(v)(e)      Other Contractual Rights.  Nothing contained in this Article shall affect any right to indemnification to which Persons other than Trustees and officers of the Trust or any subsidiary thereof may be entitled by contract or otherwise.

(vi)(f)      Fiduciaries of Employee Benefit Plan.  This Article does not apply to any Proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that Person’s capacity as such, even though that Person may also be an Agent of the Trust as defined in Section 1 of this Article.  Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law other than this Article.

Section 3.              Insurance

To the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase, with Trust Property, insurance for liability and for all Expenses reasonably incurred or paid or expected to be paid by an Agent in connection with any Proceeding in which such Agent becomes involved by virtue of such Agent’s actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Agent against such liability.

Section 4.              Derivative Actions

Subject to the requirements set forth in Section 3816 of the DSTA, a Shareholder or Shareholders may bring a derivative action on behalf of the Trust only if the Shareholder(s) first make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused.  A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue.  A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees or on the boards of one or more investment companies with the same or an affiliated investment adviser or principal underwriter.

Indemnification with regard to the investment adviser, the principal underwriter and the administrator of the Registrant against certain stated liabilities, and additional indemnification of the Trustees and officers of the Registrant are provided for in the following documents:

(a)           Investment Advisory Agreements between the Registrant, on behalf of each Series, and UBS Global Asset Management (Americas) Inc. (“UBS Global AM (Americas)”), as provided for in Section 6 of each Agreement, as follows:

6.             Liability of Advisor.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Advisor of its obligations and duties hereunder, the Advisor shall not be subject to any liability whatsoever to the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

(b)           Principal Underwriting Contract between the Registrant and UBS Global AM (US), as provided for in Sections 8 and 14, as follows:

8.             Indemnification.

(a)           The Trust agrees to indemnify, defend and hold UBS Global AM (US), its officers and directors, and any person who controls UBS Global AM (US) within the meaning of Section 15 of the [Securities Act of 1933, as amended (“1933 Act”)], free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which UBS Global AM (US), its officers, directors or any such controlling person may incur under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by UBS Global AM (US) to the Trust for use in the Registration Statement; provided, however, that this indemnity agreement shall not inure to the benefit of any person who is also an officer or Board member of the Trust or who controls the Trust within the meaning of Section 15 of the 1933 Act, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act; and further provided, that in no event shall anything contained herein be so construed as to protect UBS Global AM (US) against any liability to the Trust or to the shareholders of any Fund to which UBS Global AM (US) would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Contract.  The Trust shall not be liable to UBS Global AM (US) under this indemnity agreement with respect to any claim made against UBS Global AM (US) or any person indemnified unless UBS Global AM (US) or other such person shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon UBS Global AM (US) or such other person (or after UBS Global AM (US) or the person shall have received notice of service on any designated agent).  However, failure to notify the Trust of any claim shall not relieve the Trust from any liability which it may have to UBS Global AM (US) or any person against whom such action is brought otherwise than on account of this indemnity agreement.  The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity agreement.  If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to indemnified defendants in the suit whose approval shall not be unreasonably withheld.  In the event that the Trust elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them.  If the Trust does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants.  The Trust agrees to notify UBS Global AM (US) promptly of the commencement of any litigation or proceedings against it or any of its officers or Board members in connection with the issuance or sale of any of its Shares.

(b)           UBS Global AM (US) agrees to indemnify, defend, and hold the Trust, its officers and Board members and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Trust, its Board members or officers, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in information furnished by UBS Global AM (US) to the Trust for use in the Registration Statement, arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement necessary to make such information not misleading, or arising out of any agreement between UBS Global AM (US) and any retail dealer, or arising out of any supplemental sales literature or advertising used by UBS Global AM (US) in connection with its duties under this Contract.  UBS Global AM (US) shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if UBS Global AM (US) elects to assume the defense, the defense shall be conducted by counsel chosen by UBS Global AM (US) and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld.  In the event that UBS Global AM (US) elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them.  If UBS Global AM (US) does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

14.           Limitation of Liability of the Board Members and Shareholders of the Trust.  The Board members and the shareholders of the Trust shall not be liable for any obligations of the Trust or any Fund under this Contract, and UBS Global AM (US) agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust or the particular Fund in settlement of such rights or claims, and not to such Board members or shareholders.

(c)           Administration Contract between the Registrant and UBS Global AM (Americas), as provided for in Sections 7 and 8, as follows:

7.             Limitation of Liability of UBS Global AM (Americas).  UBS Global AM (Americas) shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.  Any person, even though also an officer, director, employee, or agent of UBS Global AM (Americas), who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such services to or acting solely for the Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of UBS Global AM (Americas) even though paid by it.

8.             Limitation of Liability of the Trustees and Shareholders of the Trust.  No Trustee, shareholder, officer, employee or agent of any Fund shall be liable for any obligations of any Fund or the Trust under this Contract, and UBS Global AM (Americas) agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to any Trustee, shareholder, officer, employee or agent.  Moreover, this Contract shall be deemed to create a separate agreement with the Trust acting on behalf of its respective series listed on Exhibit A hereto, as though the Trust had separately executed an identical agreement for all of its respective series.  For each reference in this Agreement to Trust shall be deemed a reference solely to the particular series to which the provision relates.  In no circumstances shall the rights, obligations or remedies with respect to a particular series constitute a right, obligation or remedy applicable to any other series.

(d)  Multiple Services Agreement between the Registrant, UBS Global     AM (US) and JPMorgan Chase Bank, as provided for as follows:

Section 5.              General Provisions

1.             Standard of Care; Liabilities — Section I.

(a)(iii)      The Customer and Series shall be indemnified by, and without liability to, the Bank for any action taken or omitted by the Bank within the scope of this Agreement as a result of the Bank’s negligence or willful misconduct.

(iv)          The Bank and its nominees shall be indemnified by, and without liability to, the Customer, the Series, or the Shareholders for any action taken or omitted by the Bank whether pursuant to or in reliance upon Instructions for any losses arising out of the Bank’s performance hereunder, arising out of its nominees acting as a nominee or holder of record of the Securities, or for any action or omission otherwise within the scope of this Agreement if such act or omission was in good faith, without negligence.  In performing its obligations under this Agreement, the Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

2.             Indemnification.

(a)  In connection with any indemnification required under this Section III., the party seeking indemnification (“Indemnified Party”) shall give written notice within a reasonable period of time to the other party (“Indemnifying Party”) of a written assertion or claim of any threatened or pending legal proceeding which may be subject to this indemnification.  The failure to so notify the Indemnifying Party of such written assertion or claim shall not, however, operate in any manner whatsoever to relieve the Indemnifying Party of any liability arising from this Section III. or otherwise, except to the extent failure to give notice prejudices the Indemnifying Party.

(b)  For any legal proceeding giving rise to indemnification under this Agreement, the Indemnifying Party shall be entitled to defend or prosecute any claim in the name of the Indemnified Party at its own expense and through counsel of its own choosing if it gives written notice to the Indemnified Party within fifteen (15) business days of receiving notice of such claim.  Notwithstanding the foregoing, the Indemnified

Party may participate in the litigation at its own expense through counsel of its own choosing.  If the Indemnifying Party chooses to defend or prosecute such claim, then the parties shall cooperate in the defense or prosecution thereof and shall furnish records and other information as are reasonably necessary.

(c)  The provisions of this Sub-section 3 shall survive the termination of this Agreement.

(d)  Transfer Agency and Related Services Agreement between the Registrant, UBS Global AM (US) and BNY Mellon Investment Servicing (US) Inc. (formerly known as PFPC Inc. and PNC Global Investment Servicing (U.S.) Inc.) (“Transfer Agent”), as provided for in the Sections 12 and 13, as follows:

3.             Indemnification.

(a)  The Fund agrees to indemnify and hold harmless Transfer Agent and its affiliates from all taxes, charges, expenses, assessments, penalties, claims and liabilities (including, without limitation, liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys’ fees and disbursements, arising directly or indirectly from (i) any action or omission to act which Transfer Agent takes (a) at the request or on the direction of or in reliance on the advice of the Fund or (b) upon Oral Instructions or Written Instructions or (ii) the acceptance, processing and/or negotiation of checks or other methods utilized for the purchase of Shares.  Neither Transfer Agent, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of Transfer Agent ‘s or its affiliates’ own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.  The Fund’s liability to Transfer Agent for Transfer Agent’s acceptance, processing and/or negotiation of checks or other methods utilized for the purchase of Shares shall be limited to the extent of the Fund’s policy(ies) of insurance that provide for coverage of such liability, and the Fund’s insurance coverage shall take precedence over any obligations or liability incurred under this Agreement.

(b) Transfer Agent agrees to indemnify and hold harmless the Fund from all taxes, charges, expenses, assessments, penalties, claims and liabilities arising from Transfer Agent’s obligations pursuant to this Agreement (including, without limitation, liabilities arising under the Securities Laws, and any state and foreign securities and blue sky laws, and amendments thereto) and expenses, including (without limitation) reasonable attorneys’ fees and disbursements arising directly or indirectly out of Transfer Agent’s or its nominee’s own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

(c)  In order that the indemnification provisions contained in this Paragraph 12 shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim.  The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim.  The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

(d)  The members of the Board of the Fund, its officers and Shareholders, or of any Portfolio thereof, shall not be liable for any obligations of the Fund, or any such Portfolio, under this Agreement, and Transfer Agent agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund or the particular Portfolio in settlement of such rights or claims and not to such members of the Board, its officers or Shareholders.  Transfer Agent further agrees that it will look only to the assets and property of a particular Portfolio of the Fund, should the Fund have established separate series, in asserting any rights or claims under this Agreement with respect to services rendered with respect to that Portfolio and will not seek to obtain settlement of such rights or claims from the assets of any other Portfolio of the Fund.

4.  Insurance.  Transfer Agent shall maintain insurance of the types and in the amounts deemed by it to be appropriate.  To the extent that policies of insurance may provide for coverage of claims for liability or indemnity by the parties set forth in this Agreement, the contracts of insurance shall take precedence, and no provision of this Agreement shall be construed to relieve an insurer of any obligation to pay claims to the Fund, Transfer Agent or other insured party which would otherwise be a covered claim in the absence of any provision of this Agreement.

ITEM 31.               BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

UBS Global Asset Management (Americas) Inc. (“UBS Global AM (Americas)”), a Delaware corporation, is a registered investment advisor and is an indirect wholly owned subsidiary of UBS AG.  UBS Global AM (Americas) is primarily engaged in providing investment management and administration services.  Additional information regarding UBS Global AM (Americas) and information concerning the officers and directors of UBS Global AM (Americas) is included in its Form ADV, as filed with the SEC (registration number 801-34910) and is incorporated herein by reference.

ITEM 32.               PRINCIPAL UNDERWRITER

(a)           UBS Global AM (US) serves as principal underwriter for the following investment companies:

UBS Cashfund Inc.,

UBS Investment Trust,

UBS Money Series,

UBS Managed Municipal Trust,

UBS Master Series, Inc.,

Master Trust

UBS Municipal Money Market Series,

UBS RMA Money Fund, Inc.,

UBS RMA Tax-Free Fund, Inc.,

PACE Select Advisors Trust

The UBS Funds

(b)           UBS Global AM (US) is the Registrant’s principal underwriter.  The information set forth below is furnished for those directors and officers of UBS Global AM (US) who also serve as directors or officers of the Registrant.

Name and Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Registrant

Mark E. Carver*	Managing Director and Head of Product Development and Management-Americas of UBS Global AM	President

Joseph J. Allessie*	Executive Director and Deputy General Counsel of UBS Global AM	Vice President and Assistant Secretary

Andrew Shoup*	Managing Director and Global Head of the Fund Treasury Administration Department	Vice President and Chief Operating Officer

Thomas Disbrow*	Managing Director and Head of North Americas Fund Treasury of UBS Global AM	Vice President and Treasurer

Mark F. Kemper**	Managing Director, General Counsel and Secretary of UBS Global AM	Vice President and Secretary

Joanne Kilkeary*	Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM	Vice President and Assistant Treasurer

Name and Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Registrant
Michael Flook *	Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM	Vice President and Assistant Treasurer

Shawn Lytle*	Managing Director and Head of Americas at UBS Global AM	Interested Trustee

Joseph McGill*	Managing Director and Chief Compliance Officer of UBS Global AM	Vice President and Chief Compliance Officer

Eric Sanders*	Director and Associate General Counsel of UBS Global AM	Vice President and Assistant Secretary

Tammie Lee*	Executive Director and Associate General Counsel of UBS Global AM	Vice President and Assistant Secretary

Keith A. Weller*	Executive Director and Senior Associate General Counsel of UBS Global AM	Vice President and Assistant Secretary

Nancy Osborn*	Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM	Vice President and Assistant Treasurer

Steven LeMire*	Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM	Vice President and Assistant Treasurer

(c)           Not Applicable.

*  This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

ITEM 33.               LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder, are maintained in the physical possession of the Registrant’s investment adviser and administrator, UBS Global Asset Management (Americas) Inc., at its New York office located at 1285 Avenue of the Americas, New York, New York 10019-6028, the Registrant’s custodian, JPMorgan Chase Bank, at 270 Park Avenue, New York, New York, 10017, and the Registrant’s transfer agent, BNY Mellon Investment Servicing (US) Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406.

ITEM 34.               MANAGEMENT SERVICES

There are no management related service contracts not discussed in Part A or Part B.

ITEM 35.               UNDERTAKINGS

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 29th day of April.

SMA RELATIONSHIP TRUST

By:	/s/ Mark E. Carver
Mark E. Carver*
President and Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Mark E. Carver	President and Principal	April 29, 2011
Mark E. Carver *	Executive Officer

/s/ Frank K. Reilly	Chairman and	April 29, 2011
Frank K. Reilly*	Trustee

/s/ Thomas Disbrow	Principal Accounting	April 29, 2011
Thomas Disbrow*	Officer and Treasurer

/s/ Shawn Lytle	Trustee	April 29, 2011
Shawn Lytle*

/s/ Edward M. Roob	Trustee	April 29, 2011
Edward M. Roob*

/s/ Adela Cepeda	Trustee	April 29, 2011
Adela Cepeda*

/s/ J. Mikesell Thomas	Trustee	April 29, 2011
J. Mikesell Thomas*

/s/ Abbie J. Smith	Trustee	April 29, 2011
Abbie J. Smith*

/s/ John J. Murphy	Trustee	April 29, 2011
John J. Murphy*

* By:	/s/ Joseph J. Allessie
Joseph J. Allessie, Attorney-in-Fact
(Pursuant to Powers of Attorney, incorporated herein by reference and filed herewith)

EXHIBIT INDEX

EXHIBITS	EXHIBIT NO.

Investment Advisory Agreement between the Registrant and UBS Global Asset Management (Americas) Inc., on behalf of Series G	EX-99.d.5

Investment Advisory Agreement between the Registrant and UBS Global Asset Management (Americas) Inc., on behalf of Series S	EX-99.d.6

Revised Schedule B1 (list of series) amended on April 12, 2011 to the Registrant’s Multiple Services Agreement	EX-99.g.1.c

Amendment to Addendum (Fee Schedule) to Multiple Services Agreement	EX-99.g.1.d

Revised Exhibit A to the Transfer Agency and Related Services Agreement dated April 30, 2011	EX-99.h.2.c

Expense Agreement between the Registrant and UBS Global Asset Management (Americas) Inc.	EX-99.h.3

Legal Opinion of Stradley, Ronon, Stevens & Young, LLP	EX-99.i.1

Consent of Ernst & Young LLP, Independent Auditors for the Registrant	EX-99.j.1

Power of Attorney (Shawn Lytle)	EX-99.j.3.e